EXHIBIT 10.2

INTERCREDITOR AGREEMENT

dated as of August 26, 2022

among

STONEMOR INC.,

as Company,

SIGNATURE BANK,

as First Priority Collateral Agent, and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Second Priority Collateral Agent

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TABLE OF CONTENTS

Page

SECTION 1.	DEFINITIONS.	3
1.1	Defined Terms	3
1.2	Terms Generally	13
SECTION 2.	LIEN PRIORITIES.	13
2.1	Relative Priorities	13
2.2	Prohibition on Contesting Liens; No Marshaling	14
2.3	No New Liens	15
2.4	Similar Liens and Agreements	15
2.5	Other Second Priority Payment Obligations	16
SECTION 3.	ENFORCEMENT.	16
3.1	Exercise of Remedies	16
3.2	Actions Upon Breach; Specific Performance	19
SECTION 4.	PAYMENTS.	20
4.1	Application of Proceeds	20
4.2	Payments Over	20
4.3	Certain Agreements with respect to Unenforceable Collateral	21
SECTION 5.	OTHER AGREEMENTS.	21
5.1	Releases	21
5.2	Insurance	22
5.3	Amendments to First Priority Loan Documents and Second Priority Documents	23
5.4	Legends	25
5.5	Gratuitous Bailee/Agent for Perfection	25
5.6	When Discharge of First Priority Obligations Deemed to Not Have Occurred	26
5.7	Purchase Right	27
SECTION 6.	INSOLVENCY OR LIQUIDATION PROCEEDINGS.	28
6.1	Finance and Sale Issues	28
6.2	Relief from the Automatic Stay	29
6.3	Adequate Protection	29
6.4	No Waiver	31
6.5	Avoidance Issues	31
6.6	Reorganization Securities	31
6.7	Post-Petition Interest	31
6.8	Waiver	31
6.9	Separate Grants of Security and Separate Classification	32
6.10	Effectiveness in Insolvency Proceedings	32
6.11	No Surcharge of Collateral	32
6.12	Right to Credit Bid	32
6.13	Plan Treatment	33
SECTION 7.	RELIANCE; WAIVERS; ETC.	33

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7.1	Reliance	33
7.2	No Warranties or Liability	33
7.3	No Waiver of Lien Priorities	34
7.4	Obligations Unconditional	35
SECTION 8.	MISCELLANEOUS.	36
8.1	Conflicts	36
8.2	Effectiveness; Continuing Nature of this Agreement; Severability	36
8.3	Amendments; Waivers	37
8.4	Information Concerning Financial Condition of the Company and its Subsidiaries	37
8.5	Subrogation	38
8.6	Application of Payments	38
8.7	SUBMISSION TO JURISDICTION; WAIVERS	39
8.8	Notices	40
8.9	Further Assurances	40
8.10	APPLICABLE LAW	40
8.11	Binding on Successors and Assigns	40
8.12	Headings	40
8.13	Counterparts	40
8.14	Authorization	41
8.15	No Third-Party Beneficiaries; Provisions Solely to Define Relative Rights	41
8.16	No Indirect Actions	41
8.17	Grantors; Additional Grantors	41
8.18	Collateral Agents	41

ANNEXES

Annex A Form of Supplement to Intercreditor Agreement

Annex B Form of Acknowledgment Regarding Refinancing Indebtedness and New Agent

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INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”), is dated as of August 26, 2022, and entered into by and among Signature Bank, in its capacity as administrative agent and collateral agent for the holders of the First Priority Obligations (as defined below), including its successors and assigns from time to time (in such capacity, the “First Priority Collateral Agent”), and Wilmington Trust, National Association (“Wilmington”), in its capacity as collateral agent for the holders of the Second Priority Obligations (as defined below), including its successors and assigns from time to time (in such capacity, the “Second Priority Collateral Agent”), and acknowledged and agreed to by StoneMor Inc. (the “Company”) and the other Grantors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

RECITALS

The Company, the other borrowers from time to time party thereto, the lenders party thereto, and Signature Bank, as administrative agent and collateral agent, have entered into that certain Loan and Security Agreement, dated as of the date hereof, providing for a revolving credit facility in the aggregate principal amount of $45,000,000 which, subject certain conditions, may be increased from time to time (as amended, restated, supplemented, modified, and subject to the terms hereof, replaced or refinanced, from time to time, the “First Priority Credit Agreement”);

The Company has, pursuant to the Second Priority Notes Indenture (as defined below), issued the Second Priority Notes in the aggregate principal amount of $400,000,000;

Pursuant to (i) the First Priority Credit Agreement, the Company has agreed to cause certain current and future Subsidiaries (the “Subsidiary Guarantors”) to guarantee the First Priority Obligations (the “First Priority Guarantee”) and (ii) the Second Priority Notes Indenture, the Company has agreed to cause each Subsidiary Guarantor to guarantee the Second Priority Obligations (each a “Second Priority Guarantee”);

The First Priority Loan Documents and the Second Priority Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

In order to induce the First Priority Collateral Agent and the First Priority Claimholders to consent to the Grantors incurring the Second Priority Obligations and to induce the First Priority Claimholders to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor, the Second Priority Collateral Agent on behalf of the Second Priority Claimholders has agreed to the intercreditor and other provisions set forth in this Agreement.

AGREEMENT

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. DEFINITIONS.

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

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“Accession Agreement” means an accession agreement, if any, to the Second Priority Security Documents, in substantially the form provided in one or more of such documents, entered into by the Company, the other Grantors, the trustee, agent or other representative for the holders of the applicable Other Second Priority Obligations and the Second Priority Collateral Agent.

“Additional Secured Parties” means, collectively, the agent, trustee or other representative, if any, and any additional lenders or holders of Indebtedness identified in a Supplement to this Agreement and an Accession Agreement.

“Affiliate” means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning assigned to that term in the Preamble to this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and all other insolvency, bankruptcy, receivership, liquidation, conservatorship, assignment for the benefit of creditors, moratorium, rearrangement, reorganization, or similar Legal Requirements of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized or required by law to close.

“Cash Collateral” has the meaning set forth in Section 6.1(a).

“Cash Management Obligations” means, with respect to any Person, all obligations of such Person incurred in the ordinary course of business in respect of overdrafts and liabilities owed to any other Person that arise from treasury, depositary or cash management services, including in connection with any automated clearing house transfers of funds, or any similar transactions.

“CFC” means a controlled foreign corporation within the meaning of Section 957(a) of the Code, and any entity that wholly-owns the stock of a CFC and which is disregarded for United States federal income purposes as an entity that is separate from its owner.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means collectively, both First Priority Collateral and Second Priority Collateral, whether now or existing or hereafter acquired, pledged, or purported to be pledged as collateral or otherwise subject to a security interest or purported to be subject to a security interest under any First Priority Security Document or Second Priority Security Document including any property subject to Liens granted pursuant to Section 6 to secure both First Priority Obligations and Second Priority Obligations.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company” has the meaning assigned to that term in the Preamble to this Agreement.

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“Comparable Second Priority Security Document” means, in relation to any Collateral subject to any Lien created under any First Priority Security Document, the Second Priority Document that creates a Lien on the same Collateral, granted by the same Grantor.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, and the terms

“Controlling” and “Controlled” shall have meanings correlative thereto.

“DIP Financing” has the meaning assigned to that term in Section 6.1(a).

“Discharge of First Priority Obligations” means, except to the extent otherwise expressly provided in Section 5.6:

(a) payment in full in cash of the principal of and interest (including Post-Petition Interest) on all Indebtedness outstanding under the First Priority Loan Documents to the extent constituting First Priority Obligations;

(b) payment in full in cash of all Hedging Obligations constituting First Priority Obligations or the cash collateralization of all such Hedging Obligations on terms satisfactory to each applicable counterparty and the expiration or termination of all outstanding transactions under First Priority Hedging Obligations relating thereto;

(c) payment in full in cash of all other First Priority Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification Obligations for which no claim or demand for payment, whether oral or written, has been made at such time);

(d) termination or expiration of all commitments, if any, to extend credit that would constitute First Priority Obligations; and

(e) termination or cash collateralization in an amount and manner reasonably satisfactory to the First Priority Collateral Agent, but in no event greater than 105% of the aggregate undrawn face amount of all letters of credit issued under the First Priority Loan Documents and constituting First Priority Obligations.

“Disposition” means, with respect to any property, any sale, lease, sale and leaseback, assignment (other than any collateral assignment), conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

“ECP” has the meaning assigned to that term in the definition of “Excluded Swap Obligation.”

“Enforcement Action” means any action to:

(a) foreclose, execute, levy, or collect on, take possession or control of (other than taking “possession” for the sole purpose of perfecting a Lien on Collateral), sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the First Priority Loan Documents or the Second Priority Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to

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account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable);

(b) solicit bids from third Persons, approve bid procedures for any proposed disposition of Collateral, conduct the liquidation or disposition of Collateral or engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral;

(c) receive a transfer of Collateral in satisfaction of Indebtedness or any other Obligation secured thereby;

(d) otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the First Priority Loan Documents or Second Priority Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the clauses (a) through (e) of this definition, and exercising voting rights in respect of Equity Interests comprising Collateral); or

(e) effect the Disposition of Collateral by any Grantor after the occurrence and during the continuation of an “event of default” under the First Priority Loan Documents or the Second Priority Documents with the consent of the First Priority Collateral Agent or the Second Priority Collateral Agent (as directed, in the case of the Second Priority Collateral Agent, by the Instructing Group), as applicable;

provided that an Enforcement Action will not be deemed to include the commencement of, or joinder in filing of a petition for commencement of, an Insolvency or Liquidation Proceeding.

“Equity Interest” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited), or if such Person is a limited liability company, membership interests and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued on or after the date of this Agreement, but excluding debt securities convertible or exchangeable into such equity.

“Excess First Priority Obligations” means any Obligations that would constitute First Priority Obligations if not for the First Priority Cap Amount.

“Excess Second Priority Obligations” means any Obligations that would constitute Second Priority Obligations if not for the Second Priority Cap Amount.

“Excluded Swap Obligations” means, with respect to any Grantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Grantor of, or the grant by such Grantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Grantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (each, an “ECP”) and the regulations thereunder at the time the guarantee of such Grantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

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“First Priority Cap Amount” means the maximum principal amount of Indebtedness permitted to be incurred at the time of incurrence thereof pursuant to clause (xiii) and/or (xiv) of the definition of “Permitted Debt” under (and as defined in) the Second Priority Notes Indenture (as in effect on the date hereof). As of the date hereof, $16,699,465.22 has been advanced pursuant to the First Priority Credit Agreement and such amount constitutes “Permitted Debt” under such clauses (xiii) and/or (xiv).

“First Priority Claimholders” means, with respect to any First Priority Obligations (without giving effect to clause (c) of the definition thereof), the First Priority Collateral Agent, and all lenders or other holders of such First Priority Obligations.

“First Priority Collateral” means, collectively, all of the collateral securing the First Priority Obligations and all other property of whatever kind and nature, whether now existing or hereafter acquired, pledged or purported to be pledged as collateral or otherwise subject to a security interest or purported to be subject to a security interest under any First Priority Security Document.

“First Priority Collateral Agent” has the meaning assigned to that term in the Preamble to this Agreement.

“First Priority Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

“First Priority Guarantee” has the meaning assigned to that term in the Recitals to this Agreement.

“First Priority Hedging Obligations” means any Hedging Obligations that are permitted to be incurred under clause (vi) of the definition of the term “Permitted Debt” in the Second Priority Notes Indenture and that are secured (or purported to be secured) by any collateral under the First Priority Security Documents.

“First Priority Lenders” means the “Lenders” under and as defined in the First Priority Loan Documents.

“First Priority Lender Counterparty” means each counterparty to a First Priority Hedging Obligation if (i) at the date of entering into such Hedging Obligation, such counterparty was an agent or a lender under the First Priority Credit Agreement or an affiliate of such agent or lender and (ii) such counterparty complied with the terms applicable to it under the First Priority Credit Agreement.

“First Priority Loan Documents” means the agreements, documents and instruments providing for or evidencing any other First Priority Obligation (including each First Priority Hedging Obligation), and any other document or instrument executed or delivered at any time in connection with any First Priority Obligations, including any intercreditor or joinder agreement among holders of First Priority Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

“First Priority Obligations” means, subject to clause (c) hereof, the following:

(a) all obligations of the Company and the other Grantors from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including any Post-Petition Interest) on the loans made pursuant to and under the First Priority Credit Agreement pursuant to clauses (xiii) and/or (xiv) of the definition of the term “Permitted Debt” in the Second Priority Notes Indenture, when and as due, whether at maturity, by acceleration, upon one or more dates set for

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prepayment or otherwise, (ii) each payment required to be made by the Company and the other Grantors under the First Priority Credit Agreement pursuant to clauses (xiii) and/or (xiv) of the definition of the term “Permitted Debt” in the Second Priority Notes Indenture in respect of any letter of credit, when and as due, including payments in respect of reimbursement obligations, interest thereon and obligations to provide cash collateral, (iii) all Cash Management Obligations and (iv) all other monetary obligations and liabilities of any kind, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations accrued or incurred during the pendency of any Insolvency or Liquidation Proceeding (or would have accrued but for such Insolvency or Liquidation Proceeding) regardless of whether allowed or allowable in any such Insolvency or Liquidation Proceeding) of the Company and the other Grantors under the First Priority Loan Documents (including each First Priority Hedging Obligation);

(b) to the extent any payment with respect to any First Priority Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Priority Claimholders, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Claimholders, and the Second Priority Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the First Priority Loan Documents are disallowed by order of any court, including, without limitation, by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as between the First Priority Claimholders, and the Second Priority Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “First Priority Obligations”; and

(c) notwithstanding the foregoing, if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under the First Priority Loan Documents (but excluding, for the avoidance of doubt, any First Priority Hedging Obligations); plus (2) the aggregate face amount of any letters of credit issued but not reimbursed under any First Priority Loan Document, is in excess of the First Priority Cap Amount, then only that portion of such Indebtedness and such aggregate face amount of letters of credit up to the First Priority Cap Amount shall be included in First Priority Obligations and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute First Priority Obligations to the extent related to such Indebtedness and face amounts of letters of credit included in the First Priority Obligations.

“First Priority Security Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any First Priority Obligations or under which rights or remedies with respect to such Liens are governed.

“Foreign Subsidiary” means any Restricted Subsidiary of the Company incorporated or organized in a jurisdiction other than the United States or any FSHCO.

“FSHCO” means means any Subsidiary that has no material assets other than stock or debt of one or more Foreign Subsidiaries (other than a Foreign Subsidiary formed under the laws of or domiciled in Puerto Rico) that are CFCs.

“Governmental Authority” means any federal, state, local or foreign (whether civil, administrative, criminal, military or otherwise) court, central bank or governmental agency, tribunal, authority, self-regulatory organization (including the Financial Industry Regulatory Authority, Inc. and any comparable foreign equivalent thereof), exchange, instrumentality or regulatory body or any subdivision thereof

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(including the Securities and Exchange Commission and any comparable foreign equivalent thereof) or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States or a foreign entity or government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantors” means the Company, each of the Subsidiary Guarantors and each other Person that has or may from time to time hereafter execute and deliver a First Priority Security Document or a Second Priority Security Document as a “grantor” or “pledgor” (or the equivalent thereof).

“Hedging Agreement” means, with respect to any Person, every net payment obligation of such Person under interest rate swap, cap, collar or similar agreements or foreign currency hedge, exchange or similar agreements of such Person.

“Hedging Obligation” means, with respect to any Person, every net payment obligation of such Person under interest rate swap, cap, collar or similar agreements or foreign currency hedge, exchange or similar agreements of such Person.

“Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the First Priority Credit Agreement or the Second Priority Notes Indenture, as applicable; for the avoidance of doubt “Indebtedness” shall not include Hedging Obligations.

“Insolvency or Liquidation Proceeding” means (i) any case, action or proceeding before any court or other Governmental Authority (whether voluntary or involuntary) relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or

(ii) any general assignment for the benefit of creditors, formal or informal moratorium, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each case, undertaken under United States federal or state or non-United States Legal Requirements, including the Bankruptcy Code.

“Instructing Group” has the meaning assigned to such term in the Second Priority Security Agreement.

“Legal Requirements” means, as to any Person, the Organizational Documents of such Person, and any treaty, law (including the common law), statute, ordinance, code, rule, regulation, guidelines, license, permit requirement, judgment, decree, verdict, order, consent order, consent decree, writ, declaration or injunction or determination of an arbitrator or a court or other Governmental Authority, and the interpretation or administration thereof, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, in each case whether or not having the force of law.

“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever in the nature of a security interest (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Maximum Other Second Priority Obligations Amount” means the maximum aggregate principal amount of Indebtedness provided under a Supplement to this Agreement, which is permitted under the First Priority Credit Agreement at the time of the execution and delivery of such Supplement to this Agreement.

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“New Agent” has the meaning assigned to that term in Section 5.6.

“New First Priority Debt Notice” has the meaning assigned to that term in Section 5.6.

“Obligations” means all obligations of every nature of each Grantor from time to time owed to the First Priority Claimholders, the Second Priority Claimholders or any of them or their respective Affiliates under the First Priority Loan Documents or the Second Priority Documents, whether for principal, premium, reimbursements for letters of credit (or obligations to cash collateralize letters of credit), interest or payments for early termination of Hedging Obligations, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing and including any Post-Petition Interest that accrues after the commencement of any Insolvency or Liquidation Proceeding (or would have accrued but for such Insolvency or Liquidation Proceeding) naming such Grantor as the debtor in such Insolvency or Liquidation Proceeding, regardless of whether such interest and fees are allowed claims in such Insolvency or Liquidation Proceeding; provided, however, the term “Obligations” shall not include any Excluded Swap Obligations.

“Organizational Documents” means, with respect to any Person, (a) in the case of any corporation, the certificate of incorporation, articles of incorporation or deed of incorporation and bylaws (or similar documents) of such Person, (b) in the case of any limited liability company, the certificate or articles of formation or organization and operating agreement, limited liability company agreement or memorandum and articles of association (or similar constituent documents) of such Person, (c) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar constituent documents) of such Person (and, where applicable, the equityholders or shareholders registry of such Person), (d) in the case of any general partnership, the partnership agreement (or similar constituent document) of such Person, (e) in any other case, the functional equivalent of the foregoing, and (f) any shareholder, voting trust or similar agreement between or among any holders of Equity Interests of such Person.

“Other Second Priority Documents” means any loan agreement relating to the Other Second Priority Obligations and related documents identified in a Supplement to this Agreement.

“Other Second Priority Obligations” means any Indebtedness (1) that is permitted to be incurred under Section 5.09(a) of the Second Priority Notes Indenture, (2) that is secured on a pari passu (and for the avoidance of doubt, not a junior or subordinated) basis with the Second Priority Notes and the Second Priority Guarantees relating to such Second Priority Notes, as applicable, by a Permitted Lien permitted under clauses (18) or (21) of the definition of Permitted Liens in the Second Priority Notes Indenture (as in effect on the date hereof), and (3) the aggregate principal amount of which does not at any time exceed the Maximum Other Second Priority Obligations Amount; provided that (i) such Indebtedness is so designated as Other Second Priority Obligations in an Officers’ Certificate (as defined in the Second Priority Notes Indenture) delivered to the Second Priority Collateral Agent and (ii) the Other Second Priority Obligations Agent for the holders of such Indebtedness shall have executed and delivered a Supplement to this Agreement and an Accession Agreement.

“Other Second Priority Obligations Agent” shall have the meaning assigned to that term in Section 2.5. “Pay-Over Amount” has the meaning assigned to that term in Section 6.3(b).

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock corporation, trust, unincorporated organization or government or agency or political subdivision thereof or any other entity.

“Pledged Collateral” has the meaning set forth in Section 5.5(a).

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“Post-Petition Interest” means interest, fees, expenses and other charges that, pursuant to the First Priority Loan Documents or the Second Priority Documents, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under any Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Purchase Price” has the meaning set forth in Section 5.7.

“Real Property” means, collectively, all right, title and interest (including any leasehold, fee, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, and all improvements and appurtenant fixtures and equipment.

“Recovery” has the meaning set forth in Section 6.5.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness, in exchange or replacement for, such Indebtedness.

“Refinanced” and “Refinancing” shall have correlative meanings.

“Second Priority Adequate Protection Payments” has the meaning assigned to that term in Section 6.3(b).

“Second Priority Cap Amount” means the sum of the aggregate amount of Second Priority Notes issued on the date of the Second Priority Notes Indenture plus the aggregate amount of any Additional Notes (as defined in the Second Priority Notes Indenture) issued after the date of the Second Priority Notes Indenture plus the aggregate amount of any other issuances of notes or other Indebtedness under the Second Priority Indenture Documents that are expressly permitted under the First Priority Credit Agreement then in effect at the time of the incurrence of such other notes or other Indebtedness and the Second Priority Notes Indenture.

“Second Priority Claimholders” means the Second Priority Collateral Agent, the Second Priority Notes Trustee, the Second Priority Noteholders (including the holders of any Additional Notes (as defined in the Second Priority Notes Indenture)), the holders of any Other Second Priority Obligations and the representatives of such holders of such Other Second Priority Obligations.

“Second Priority Collateral” means collectively, all of the Collateral (as defined in the Second Priority Notes Indenture and, in the case a Supplement to this Agreement is executed and delivered as contemplated by Section 2.5, the collateral described in the respective Other Second Priority Document, in each case, securing or purporting to secure the Second Priority Obligations).

“Second Priority Collateral Agent” has the meaning set forth in the Preamble of this Agreement.

“Second Priority Documents” means the Second Priority Indenture Documents and the Other Second Priority Documents.

“Second Priority Guarantee” has the meaning assigned to that term in the Recitals to this Agreement.

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“Second Priority Indenture Documents” means the Second Priority Notes, the Second Priority Notes Indenture, the Second Priority Guarantees and the Second Priority Security Documents relating thereto.

“Second Priority Noteholders” means the Person or Persons in whose name the Second Priority Notes are registered in accordance with the Second Priority Notes Indenture.

“Second Priority Notes” means the Company’s 8.500% Senior Secured Notes due May 15, 2029, issued pursuant to the Second Priority Notes Indenture.

“Second Priority Notes Indenture” means the Indenture, dated as of May 11, 2021, by and among the Company, as issuer, the Subsidiaries of the Company that are guarantors party thereto and the Second Priority Notes Trustee.

“Second Priority Notes Trustee” means Wilmington in its capacity as trustee pursuant to the Second Priority Documents and any successor appointed in accordance with the Second Priority Documents.

“Second Priority Obligations” means (a) all Obligations (including Post-Petition Interest) outstanding under the Second Priority Documents; and (b) notwithstanding the foregoing, if Indebtedness for borrowed money constituting principal outstanding under the Second Priority Documents is in excess of the Second Priority Cap Amount, then only that portion of such Indebtedness less than or equal to the Second Priority Cap Amount shall be included in Second Priority Obligations and interest with respect to such Indebtedness shall only constitute Second Priority Obligations to the extent related to such Indebtedness included in the Second Priority Obligations.

“Second Priority Security Agreement” means the Security Agreement, dated as of May 11, 2021, by and among the Company, the Subsidiaries of the Company that are guarantors party thereto in favor of the Second Priority Collateral Agent, as amended or supplemented from time to time in accordance with its terms.

“Second Priority Security Documents” means the Second Priority Security Agreement, and any other security agreements, pledge agreements, mortgages and other security documents entered into pursuant to the Second Priority Notes Indenture and other Second Priority Documents in which Liens are granted on the Collateral to the Second Priority Collateral Agent for its benefit and the benefit of the Second Priority Claimholders.

“Short Fall” has the meaning assigned to that term in Section 6.3(b).

“Standstill Period” has the meaning set forth in Section 3.1(a)(i).

“Subsidiary” means, with respect to any Person, (a) any corporation, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the total voting power of all equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of the board of directors, managers or trustees thereof are, as of such date, owned, controlled or held, directly or indirectly, by such Person and/or one or more Subsidiaries of such Person (or a combination thereof) and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person and/or one or more or a Subsidiary of such Person or (ii) the only general partners of which are such Person and/or one or more Subsidiaries of such Person (or any combination thereof).

“Subsidiary Guarantors” has the meaning set forth in the Recitals to this Agreement.

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“Supplement to this Agreement” means a supplement, if any, to this Agreement, in substantially the form of Annex A attached hereto, entered into by the Company, the other Grantors, the Other Second Priority Obligations Agent, the First Priority Collateral Agent and the Second Priority Collateral Agent.

“Swap Obligation” means, with respect to any Grantor, any Hedging Obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1 a(47) of the Commodity Exchange Act.

“UCC” means the Uniform Commercial Code as in effect from time to time (except as otherwise specified) in any applicable state or jurisdiction.

“Wilmington” has the meaning assigned to that term in the Preamble to this Agreement.

1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

(b) any reference herein to any Person shall be construed to include such Person’s successors and assigns;

(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections shall be construed to refer to Sections of this Agreement;

(e) all references to “knowledge” in this Agreement refers to the actual knowledge (after reasonable inquiry) of such Person making such certification;

(f) any reference to any law or regulation shall (i) include all statutory and regulatory provisions consolidating, amending, replacing or interpreting or supplementing such law or regulation, and (ii) unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; and

(g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. LIEN PRIORITIES.

2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Priority Obligations granted on the Collateral or of any Liens securing the First Priority Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Second Priority Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or

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otherwise of, the Liens securing the First Priority Obligations or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, hereby agrees that:

(a) any Lien on the Collateral securing any First Priority Obligations now or hereafter held by or on behalf of the First Priority Collateral Agent or any First Priority Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior and prior in all respects to any Lien on the Collateral securing any Second Priority Obligations;

(b) any Lien on the Collateral securing any Second Priority Obligations now or hereafter held by or on behalf of the Second Priority Collateral Agent, any Second Priority Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Priority Obligations. All Liens on the Collateral securing any First Priority Obligations shall be and remain senior and prior in all respects to any Lien on the Collateral securing any Second Priority Obligations for all purposes, whether or not such Liens securing any First Priority Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person; and

(c) any Lien on the Collateral securing any Excess First Priority Obligations now or hereafter held by or on behalf of the First Priority Collateral Agent, any First Priority Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Lien on the Collateral securing any Second Priority Obligations up to but not exceeding the Second Priority Cap Amount (but only with respect to such excess amounts). All Liens securing Excess First Priority Obligations will be senior in all respects and prior to any Lien on the Collateral securing any Excess Second Priority Obligations and all Liens securing any Excess Second Priority Obligations will be junior and subordinate in all respects and prior to any Lien securing Excess First Priority Obligations.

The subordination of Liens securing Second Priority Obligations to Liens securing First Priority Obligations in this Agreement affects only the relative priority of those Liens, and does not subordinate the Second Priority Obligations in right of payment to the First Priority Obligations. Nothing in this Agreement will affect the entitlement of any Second Priority Claimholder to receive and retain required payments of interest, principal, and other amounts in respect of a Second Priority Obligation unless the receipt is expressly prohibited by, or results from the Second Priority Claimholder’s breach of, this Agreement.

2.2 Prohibition on Contesting Liens; No Marshaling. Each of the Second Priority Collateral Agent, for itself and on behalf of each Second Priority Claimholder, and the First Priority Collateral Agent, for itself and on behalf of each First Priority Claimholder, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection, extent or enforceability of a Lien held, or purported to be held, by or on behalf of any of the First Priority Claimholders in the First Priority Collateral or by or on behalf of any of the Second Priority Claimholders in the Second Priority Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to (x) prevent or impair the rights of the First Priority Collateral Agent or any First Priority Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Priority Obligations as provided in Sections 2.1 and 3.1, nor to (y) prevent or impair the rights of the Second Priority Collateral Agent to enforce this Agreement relating to Liens securing Second Priority Obligations as provided herein. Until the Discharge of First Priority

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Obligations, neither the Second Priority Collateral Agent nor any Second Priority Claimholder will assert (and the Second Priority Collateral Agent and any Second Priority Claimholder hereby waives any right to assert) any marshaling, appraisal, valuation or other similar right that may otherwise be available to a junior secured creditor.

2.3 No New Liens. So long as the Discharge of First Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the parties hereto agree that the Company shall not, and shall not permit any other Grantor to:

(a) grant or permit any additional Liens on any property to secure any Second Priority Obligation unless it has granted or concurrently grants a Lien on such property to secure the First Priority Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.1; provided that this provision will not be violated if the First Priority Collateral Agent is given a reasonable opportunity to accept a Lien on such property and declines in writing to accept a Lien on such property; or

(b) grant or permit any additional Liens on any property to secure any First Priority Obligations unless it has granted or concurrently grants a Lien on such property to secure the Second Priority Obligations; provided that this provision will not be violated if the Second Priority Collateral Agent is given a reasonable opportunity to accept a Lien and declines in writing to accept a Lien on such property.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Priority Collateral Agent and/or the First Priority Claimholders, the Second Priority Collateral Agent, on behalf of Second Priority Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

2.4 Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Priority Collateral and the Second Priority Collateral be identical, except as provided in Section 2.3. In furtherance of the foregoing and of Section 8.9, the parties hereto agree, subject to the other provisions of this Agreement, that, upon request by the First Priority Collateral Agent or the Second Priority Collateral Agent, each shall cooperate reasonably and in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Priority Collateral and the Second Priority Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective Persons obligated under the First Priority Loan Documents and the Second Priority Documents.

Notwithstanding the foregoing Sections 2.3 and 2.4, (x) to the extent a second lien pledge of the Equity Interests of any Foreign Subsidiary is prohibited or otherwise unenforceable under local law of any jurisdiction outside the United States but a first lien pledge thereof is not so prohibited or otherwise unenforceable, the First Priority Loan Documents may include a pledge of such Equity Interests and the Second Priority Documents may not include a pledge of such Equity Interests and, except to the extent held as a bailee or custodian or agent by the First Priority Collateral Agent on behalf of the Second Priority Collateral Agent under Section 5.5, the Second Priority Collateral shall not include the Equity Interests of such Foreign Subsidiary and (y) it is understood by each of the parties that to the extent that the First Priority Collateral Agent or the Second Priority Collateral Agent obtains a Lien on an asset (of a type that is not included in the types of assets included in the Collateral as of the date hereof or which would not constitute Collateral without a grant of a security interest or Lien separate from the First Priority Loan Documents or Second Priority Documents, as applicable, as in effect immediately prior to obtaining such Lien on such asset) which the other party to this Agreement elects in writing not to obtain after receiving prior written notice thereof, the Collateral securing the First Priority Loan Obligations and the Second Priority Loan

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Obligations will not be identical, any such difference in the scope or extent of perfection with respect to the Collateral resulting therefrom are hereby expressly permitted by this Agreement.

2.5 Other Second Priority Payment Obligations

As a condition to either the Company or any other Grantor incurring any Other Second Priority Obligations, (i) a Supplement to this Agreement, identifying the proposed Indebtedness, the authorized representative of the lenders or holders providing such Indebtedness (the “Other Second Priority Obligations Agent”) and the documents in connection with such Indebtedness, shall be executed and delivered and (ii) the Other Second Priority Obligations Agent shall enter into an Accession Agreement, pursuant to which such authorized representative shall agree to be bound by the terms and conditions of this Agreement and the Second Priority Security Documents.

SECTION 3. ENFORCEMENT.

3.1 Exercise of Remedies

(a) Until the Discharge of First Priority Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Second Priority Collateral Agent and the Second Priority Claimholders:

(i) will not commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the Collateral; provided that the Second Priority Collateral Agent may commence an Enforcement Action or otherwise exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which the Second Priority Collateral Agent declared the existence of any “Event of Default” under any Second Priority Documents and demanded the repayment of all the principal amount of any Second Priority Obligations and (ii) the date on which the First Priority Collateral Agent received notice from the Second Priority Collateral Agent of such declaration of an “Event of Default” (the “Standstill Period”) (provided that the Second Priority Collateral Agent shall have given the First Priority Collateral Agent at least 15 days written notice prior to such Enforcement Action, which notice may be given during the pendency of the applicable Standstill Period); provided, further, that notwithstanding anything herein to the contrary, in no event shall the Second Priority Collateral Agent or any Second Priority Claimholder exercise any rights or remedies with respect to the Collateral (subject to customary rights such as the right to timely file a proof of claim) if, notwithstanding the expiration of the Standstill Period, the First Priority Collateral Agent or First Priority Claimholders shall have commenced and be diligently pursuing an Enforcement Action or other exercise of their rights or remedies with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Second Priority Collateral Agent) or the Company or Guarantor is subject to an Insolvency or Liquidation Proceeding;

(ii) will not contest, protest or object to any foreclosure proceeding or action brought by the First Priority Collateral Agent or any First Priority Claimholder or any other exercise by the First Priority Collateral Agent or any First Priority Claimholder of any rights and remedies relating to the Collateral under the First Priority Loan Documents or otherwise;

(iii) subject to their rights under clause (a)(i) above, will not object to the forbearance by the First Priority Collateral Agent or the First Priority Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as any proceeds received by the First Priority

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Collateral Agent in excess of those necessary to achieve a Discharge of First Priority Obligations are distributed in accordance with the UCC and other applicable law, subject to the relative priorities described herein;

(iv) will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Priority Obligation pari passu with or senior to, or give any Second Priority Claimholder any preference or priority relative to, the Liens with respect to the First Priority Obligations or the First Priority Claimholders; and

(v) will not institute any suit or other proceeding or assert in any suit, Insolvency or Liquidation Proceeding or other proceeding any claim against any First Priority Claimholder or First Priority Collateral Agent seeking damages from or other relief by way of specific performance, injunction or otherwise, with respect to, and no First Priority Claimholder or First Priority Collateral Agent shall be liable to the Second Priority Collateral Agent or any Second Priority Claimholder for, any action taken or omitted to be taken by such First Priority Claimholder or First Priority Collateral Agent with respect to any Collateral or pursuant to the First Priority Loan Documents.

(b) Until the Discharge of First Priority Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Section 3.1(a)(i), the First Priority Collateral Agent and the First Priority Claimholders shall have the exclusive right to commence and maintain an Enforcement Action or otherwise enforce rights, exercise remedies (including set-off, recoupment and the right to “credit bid” their debt, except that the Second Priority Collateral Agent shall have the “credit bid” rights (subject to customary rights such as the right to timely file a proof of claim) set forth in Section 3.1(c)(vi)) and, subject to Section 5.1, to make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second Priority Collateral Agent or any Second Priority Claimholder; provided that any proceeds received by the First Priority Collateral Agent in excess of those necessary to achieve a Discharge of First Priority Obligations are distributed in accordance with the UCC and other applicable law, subject to the relative priorities described herein. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Collateral, the First Priority Collateral Agent and the First Priority Claimholders may enforce the provisions of the First Priority Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with or consent of the Second Priority Collateral Agent or any Second Priority Claimholder and regardless of whether any such exercise is adverse to the interest of any Second Priority Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing, the Second Priority Collateral Agent and any Second Priority Claimholder may:

(i) file a claim or statement of interest with respect to the Second Priority Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;

(ii) take any action (not adverse to the priority status of the Liens on the Collateral securing the First Priority Obligations, or the rights of any First Priority Collateral Agent or the

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First Priority Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Priority Obligations and the Collateral; provided that no filing of any claim or vote, or pleading relating to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by the Second Priority Collateral Agent or any Second Priority Claimholder may be inconsistent with the provisions of this Agreement;

(v) exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(i); and

(vi) bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by the First Priority Collateral Agent or any First Priority Claimholder, or any sale of Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Priority Obligations unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of First Priority Obligations.

The Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any Collateral in its capacity as a creditor, unless and until the Discharge of First Priority Obligations has occurred, except in connection with any foreclosure expressly permitted by Section 3.1(a)(i) to the extent the Second Priority Collateral Agent and Second Priority Claimholders are permitted to retain the proceeds thereof in accordance with Section 4.2 of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Priority Obligations has occurred, except as expressly provided in Sections 3.1(a), 6.3(b) and this Section 3.1(c), the sole right of the Second Priority Collateral Agent and the Second Priority Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Priority Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Priority Obligations has occurred.

(d) Subject to Sections 3.1(a) and (c) and Section 6.3(b):

(i) the Second Priority Collateral Agent, for itself and on behalf of the Second Priority Claimholders, agrees that the Second Priority Collateral Agent and the Second Priority Claimholders will not take any action that would hinder any exercise of remedies under the First Priority Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

(ii) the Second Priority Collateral Agent, for itself and on behalf of the Second Priority Claimholders, hereby waives any and all rights it or the Second Priority Claimholders may

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have as a junior lien creditor or otherwise to object to the manner in which the First Priority Collateral Agent or the First Priority Claimholders seek to enforce or collect the First Priority Obligations or the Liens securing the First Priority Obligations granted in any of the First Priority Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Priority Collateral Agent or First Priority Claimholders is adverse to the interest of the Second Priority Claimholders; and

(iii) the Second Priority Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Priority Security Documents or any other Second Priority Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Priority Collateral Agent or the First Priority Claimholders with respect to the Collateral as set forth in this Agreement and the First Priority Loan Documents.

(e) To the extent not inconsistent with the terms of this Agreement, the Second Priority Collateral Agent and the Second Priority Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the Second Priority Obligations in accordance with the terms of the Second Priority Documents and applicable law (other than initiating or joining in an involuntary case or proceeding under any Insolvency or Liquidation Proceeding with respect to any Grantor); provided that in the event that any Second Priority Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Priority Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Obligations) as the other Liens securing the Second Priority Obligations are subject to this Agreement.

(f) Except as specifically set forth in Sections 3.1(a) and (d), nothing in this Agreement shall prohibit the receipt by the Second Priority Collateral Agent or any Second Priority Claimholders of the required payments of interest, principal, premium, fees and other amounts owed in respect of the Second Priority Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Priority Collateral Agent or any Second Priority Claimholders of rights or remedies as a secured creditor (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the First Priority Collateral Agent or the First Priority Claimholders may have with respect to the First Priority Collateral.

3.2 Actions Upon Breach; Specific Performance. If any Second Priority Claimholder, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebuttable presumption and admission by such Second Priority Claimholder that relief against such Second Priority Claimholder by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Priority Claimholders, it being understood and agreed by the Second Priority Collateral Agent on behalf of each Second Priority Claimholder that (i) the First Priority Claimholders’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Claimholder waives any defense that the Grantors and/or the First Priority Claimholders cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the First Priority Collateral Agent and the Second Priority Collateral Agent may demand specific performance of this Agreement. The First Priority Collateral Agent, on behalf of itself and the First Priority Claimholders under the First Priority Loan Documents, and the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Priority Collateral Agent

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or the First Priority Claimholders or the Second Priority Collateral Agent or the Second Priority Claimholders, as the case may be. No provision of this Agreement shall constitute or be deemed to constitute a waiver by the First Priority Collateral Agent on behalf of itself and the First Priority Claimholders or the Second Priority Collateral Agent on behalf of itself and the Second Priority Claimholders of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

SECTION 4. PAYMENTS.

4.1 Application of Proceeds. So long as the Discharge of First Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or any proceeds thereof, or sale proceeds of the Collateral received in connection with any Enforcement Action or other exercise of remedies by the First Priority Collateral Agent or First Priority Claimholders, shall be applied: first, by the First Priority Collateral Agent to the First Priority Obligations that are not Excess First Priority Obligations in such order as specified in the relevant First Priority Loan Documents; second, to the payment by the Second Priority Collateral Agent of the Second Priority Obligations that are not Excess Second Priority Obligations in such order as specified in the relevant Second Priority Loan Documents; third, by the First Priority Collateral Agent to the payment of any Excess First Priority Obligations in such order as specified in the relevant First Priority Loan Documents; fourth, by the Second Priority Collateral Agent to the payment of any Excess Second Priority Obligations in such order as specified in the relevant Second Priority Documents; and fifth, to the applicable Grantor or as otherwise required by applicable law; provided that any non-cash Collateral or non-cash proceeds will be held by the First Priority Collateral Agent as Collateral unless the failure to apply such amounts would be commercially unreasonable. Upon the Discharge of First Priority Obligations, the First Priority Collateral Agent shall deliver to the Second Priority Collateral Agent any Collateral and proceeds thereof held by it in the same form as received, with any necessary endorsements to the Second Priority Collateral Agent, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Priority Collateral Agent to the Second Priority Obligations in such order as specified in the Second Priority Security Documents.

4.2 Payments Over.

(a) So long as the Discharge of First Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or any proceeds thereof and all sale or other proceeds (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3 and any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) received by the Second Priority Collateral Agent or any Second Priority Claimholders in connection with any Enforcement Action or other exercise of any right or remedy relating to the Collateral in contravention of this Agreement in all cases shall be segregated and held in trust and forthwith paid over to the First Priority Collateral Agent for the benefit of the First Priority Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Priority Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Priority Collateral Agent or any such Second Priority Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of First Priority Obligations.

(b) So long as the Discharge of First Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or any proceeds thereof and all sale proceeds (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3 and any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) received by the Second Priority Collateral Agent or any Second

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Priority Claimholders in connection with any Enforcement Action or other exercise of any right or remedy relating to the Collateral not in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Priority Collateral Agent for the benefit of the First Priority Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct; provided that, with respect to Collateral, this Section 4.2(b) shall only be applicable if the exercise of such right or remedy by the Second Priority Collateral Agent or any Second Priority Claimholder has the effect of discharging the Lien of the First Priority Collateral Agent on such Collateral. The First Priority Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Priority Collateral Agent or any such Second Priority Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of First Priority Obligations.

(c) So long as the Discharge of First Priority Obligations has not occurred, if in any Insolvency or Liquidation Proceeding the Second Priority Collateral Agent or any Second Priority Claimholders shall receive any distribution of money or other property in respect of the Collateral (including any assets or proceeds subject to Liens referred to in the final sentence of Section 2.3 and any assets or proceeds subject to Liens that have been avoided or otherwise invalidated), such money or other property shall be segregated and held in trust and forthwith paid over to the First Priority Collateral Agent for the benefit of the First Priority Claimholders in the same form as received, with any necessary endorsements. Any Lien received by the Second Priority Collateral Agent or any Second Priority Claimholders in respect of any of the Second Priority Obligations in any Insolvency or Liquidation Proceeding shall be subject to the terms of this Agreement.

4.3 Certain Agreements with respect to Unenforceable Collateral.

In addition to the rights and obligations of the First Priority Collateral Agent, the Second Priority Collateral Agent, the First Priority Claimholders and Second Priority Claimholders set forth herein, in the event that in any Insolvency or Liquidation Proceeding a determination is made that Liens of the First Priority Collateral Agent or the First Priority Claimholders encumbering any Collateral are not enforceable for any reason, then the Second Priority Collateral Agent and the Second Priority Claimholders agree that, any distribution or recovery they may receive with respect to, or allocable to, the value of such Collateral or any proceeds thereof shall (for so long as the Discharge of First Priority Obligations has not occurred) be segregated and held in trust and forthwith paid over to the First Priority Collateral Agent for the benefit of the First Priority Claimholders in the same form as received without recourse, representation or warranty (other than a representation of the Second Priority Collateral Agent that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct until such time as the Discharge of First Priority Obligations has occurred. The First Priority Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Priority Collateral Agent or any such Second Priority Claimholders. This authorization is coupled with an interest and is irrevocable.

SECTION 5. OTHER AGREEMENTS.

5.1 Releases.

(a) If in connection with any Enforcement Action by the First Priority Collateral Agent or any other exercise of the First Priority Collateral Agent’s remedies in respect of the Collateral, in each case, prior to the Discharge of First Priority Obligations, the First Priority Collateral Agent, for itself or on behalf of any of the First Priority Claimholders, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Second Priority Collateral Agent, for itself or for the benefit of the Second Priority Claimholders, on such Collateral shall be automatically, unconditionally and simultaneously released. If in connection with any Enforcement Action or other exercise of rights and remedies by the First Priority

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Collateral Agent, in each case, prior to the Discharge of First Priority Obligations, the equity interests of any Person are foreclosed upon or otherwise disposed of and the First Priority Collateral Agent releases its Lien on the property of such Person then the Liens of Second Priority Collateral Agent with respect to the property of such Person will be automatically released to the same extent as the Liens of the First Priority Collateral Agent. The Second Priority Collateral Agent, for itself or on behalf of any such Second Priority Claimholders, promptly shall execute and deliver to the First Priority Collateral Agent such termination statements, releases and other documents as the First Priority Collateral Agent may reasonably request to effectively confirm the foregoing releases.

(b) If in connection with any Disposition permitted under the terms of the First Priority Loan Documents and not expressly prohibited under the terms of the Second Priority Documents (other than in connection with an Enforcement Action or other exercise of the First Priority Collateral Agent’s remedies in respect of the Collateral which shall be governed by Section 5.1(a)), the First Priority Collateral Agent, for itself or on behalf of any of the First Priority Claimholders, releases any of its Liens on any part of the Collateral, other than (i) in connection with, or following, the Discharge of First Priority Obligations and (ii) after the occurrence and during the continuance of any “Event of Default” under the Second Priority Notes Indenture, then the Liens, if any, of the Second Priority Collateral Agent, for itself or for the benefit of the Second Priority Claimholders, on such Collateral shall be automatically, unconditionally and simultaneously released. The Second Priority Collateral Agent, for itself or on behalf of any such Second Priority Claimholders, promptly shall execute and deliver to the First Priority Collateral Agent such termination statements, releases and other documents as the First Priority Collateral Agent may reasonably request to effectively confirm such release.

(c) Until the Discharge of First Priority Obligations occurs, the Second Priority Collateral Agent, for itself and on behalf of the Second Priority Claimholders, hereby irrevocably constitutes and appoints the First Priority Collateral Agent and any officer or agent of the First Priority Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Priority Collateral Agent or such holder or in the First Priority Collateral Agent’s own name, from time to time in the First Priority Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of First Priority Obligations.

(d) Until the Discharge of First Priority Obligations occurs, to the extent that the First Priority Collateral Agent or the First Priority Claimholders (i) have released any Lien on Collateral and any such Liens are later reinstated or (ii) obtain any new Liens, then the Second Priority Collateral Agent, for itself and for the Second Priority Claimholders, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement.

5.2 Insurance. Unless and until the Discharge of First Priority Obligations has occurred, the First Priority Collateral Agent and the First Priority Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the First Priority Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Priority Obligations has occurred, and subject to the rights of the Grantors under the First Priority Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid to the First Priority Collateral Agent for the benefit of the First Priority Claimholders pursuant to the terms of the First Priority Loan Documents (including for purposes of cash collateralization of letters of credit) and thereafter, to the extent no First Priority Obligations are outstanding, and subject to the rights

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of the Grantors under the Second Priority Documents, to the Second Priority Collateral Agent for the benefit of the Second Priority Claimholders to the extent required under the Second Priority Security Documents and then, to the extent no Second Priority Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Obligations has occurred, if the Second Priority Collateral Agent or any Second Priority Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the First Priority Collateral Agent in accordance with the terms of Section 4.2.

5.3 Amendments to First Priority Loan Documents and Second Priority Documents.

(a) The First Priority Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the First Priority Credit Agreement may be Refinanced, in each case, without notice to, or the consent of, the Second Priority Collateral Agent or the Second Priority Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided that the holders of such Refinancing debt bind themselves to the terms of this Agreement in a writing (executed by such holders or by a representative acting on their behalf) addressed to the Second Priority Collateral Agent substantially in the form attached hereto as Annex B, and any such amendment, supplement, modification or Refinancing shall not, without the consent of the Second Priority Collateral Agent (as directed, in the case of the Second Priority Collateral Agent, by the Instructing Group):

(i) increase the sum of (A) the then outstanding aggregate principal amount of the Indebtedness for borrowed money outstanding under the First Priority Credit Agreement (including, if any, any undrawn portion of any commitment under the First Priority Credit Agreement) and (B) the aggregate face amount of any letters of credit issued under the First Priority Credit Agreement and not reimbursed, in excess of the First Priority Cap Amount;

(ii) increase the obligations of the obligors thereunder or confer any additional material rights of the lenders under the First Priority Credit Agreement (or a representative on their behalf) which would be materially adverse to the Company or any other Grantor, the Second Priority Collateral Agent or any other Second Priority Claimholders; or

(iii) add to the Collateral securing the First Priority Obligations other than as specifically provided by this Agreement;

provided, however, that the Second Priority Collateral Agent shall have all the rights and protections of the applicable Second Priority Documents when consenting to an amendment under this Section.

(b) Without the prior written consent of the First Priority Collateral Agent, no Second Priority Document may be Refinanced, amended, restated, supplemented or otherwise modified or entered into to the extent such Refinancing, amendment, restatement, supplement or modification, or the terms of any new Second Priority Document, would:

(i) increase the then outstanding principal amount of the Notes or Other Second Priority Obligations to the amount that, as the case may be, would result in the aggregate outstanding principal amount of the Second Priority Obligations exceeding the Second Priority Cap Amount;

(ii) increase the interest rate by more than 300 basis points (excluding increases resulting from the accrual of interest at the default rate);

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(iii) amend or otherwise modify any Default or Event of Default thereunder in a manner adverse to the loan parties thereunder;

(iv) amend or otherwise modify any covenant thereunder in a manner that would make such covenant materially more restrictive as to the Company or any Grantor;

(v) accelerate any dates upon which a scheduled payment of principal or interest is due, or otherwise decreases the weighted average life to maturity;

(vi) modify (or have the effect of a modification of) the mandatory prepayment provisions of the Second Priority Notes Indenture in a manner materially adverse to the lenders or other First Priority Claimholders under the First Priority Credit Agreement;

(vii) increase the obligations of the obligor thereunder or to confer any additional material rights of the Second Priority Noteholders (or a representative on their behalf) which would be materially adverse to the Company or any other Grantor, the First Priority Collateral Agent or any other First Priority Claimholders; or

(viii) add to the Collateral securing the Second Priority Obligations other than as specifically provided by this Agreement.

(c) In the event the First Priority Collateral Agent or the First Priority Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Security Document or changing in any manner the rights of the First Priority Collateral Agent in a manner not otherwise prohibited by this Section 5.3, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Priority Security Document without the consent of the Second Priority Collateral Agent or the Second Priority Claimholders and without any action by the Second Priority Collateral Agent, the Company or any other Grantor; provided that:

(i) no such amendment, waiver or consent shall have the effect of:

(A) removing assets subject to the Lien of the Second Priority Security Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 and provided that there is a corresponding release of the Liens securing the First Priority Obligations;

(B) imposing duties on or impairing the rights of the Second Priority Collateral Agent without its consent;

(C) permitting other Liens on the Collateral not permitted under the terms of the Second Priority Documents or Section 6; or

(D) being prejudicial to the interests of the Second Priority Claimholders to a greater extent than the First Priority Claimholders (other than by virtue of their relative priority and the rights and obligations hereunder); and

(ii) notice of such amendment, waiver or consent shall have been given to the Second Priority Collateral Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.

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5.4 Legends. The Company agrees that each Second Priority Security Document entered into after the date hereof and each First Priority Security Document shall include the following language (or language to similar effect approved, in the case of the Second Priority Security Documents, by the First Priority Collateral Agent, and in the case of the First Priority Security Documents, by the Second Priority Collateral Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Second Priority Collateral Agent/First Priority Collateral Agent] pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder and the obligations of the Assignors hereunder are subject to the provisions of the Intercreditor Agreement, dated as of August 26, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Company, Signature Bank, as First Priority Collateral Agent and Wilmington Trust, National Association, as Second Priority Collateral Agent, and certain other Persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Company agrees that each mortgage covering any Collateral shall contain such other language as the First Priority Collateral Agent, in the case of the Second Priority Security Documents, and the Second Priority Collateral Agent, in the case of the First Priority Security Documents, may reasonably request to reflect the subordination and other provisions of this Agreement.

5.5 Gratuitous Bailee/Agent for Perfection.

(a) The First Priority Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the First Priority Claimholders and as gratuitous bailee for the Second Priority Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the First Priority Loan Documents and the Second Priority Documents, respectively, subject to the terms and conditions of this Section 5.5. Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the First Priority Collateral Agent, the First Priority Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for the Second Priority Collateral Agent, subject to the terms and conditions of this Section 5.5.

(b) The First Priority Collateral Agent shall have no obligation whatsoever to the First Priority Claimholders, the Second Priority Collateral Agent or any Second Priority Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors, any security interest granted in any such Pledged Collateral is valid or in effect or otherwise perfected or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Priority Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee (and with respect to deposit accounts, agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of First Priority Obligations as provided in paragraph (d) below.

(c) None of the First Priority Collateral Agent and the First Priority Claimholder shall have by reason of the First Priority Security Documents, the Second Priority Security Documents, this Agreement or any other document a fiduciary relationship in respect of the Second Priority Collateral Agent or any Second Priority Claimholder, and the Second Priority Collateral Agent and the Second Priority Claimholders hereby waive and release the First Priority Collateral Agent and the First Priority Claimholders from all claims and liabilities arising pursuant to the First Priority Collateral Agent’s role

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under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Pledged Collateral. It is understood and agreed that the interests of the First Priority Collateral Agent and the First Priority Claimholders, on the one hand, and the Second Priority Collateral Agent and the Second Priority Claimholders, on the other hand, may differ and the First Priority Collateral Agent and the First Priority Claimholders shall be fully entitled to act in their own interest without taking into account the interests of the Second Priority Collateral Agent or the Second Priority Claimholders.

(d) Upon the Discharge of First Priority Obligations under the First Priority Loan Documents to which the First Priority Collateral Agent is a party, the First Priority Collateral Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse to, and without any representation or warranty by, the First Priority Collateral Agent), first, to the Second Priority Collateral Agent to the extent Second Priority Obligations remain outstanding and second, to the Company only to the extent no First Priority Obligations, Excess First Priority Obligations, Second Priority Obligations or Excess Second Priority Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The First Priority Collateral Agent further agrees to take all other action reasonably requested by the Second Priority Collateral Agent (as directed, in the case of the Second Priority Collateral Agent, by the Instructing Group) in connection with the Second Priority Collateral Agent obtaining a first-priority security interest in the Collateral, and the reasonable, documented out-of-pocket expenses of the First Priority Collateral Agent in connection with such actions shall be for the account of the Company. The Second Priority Collateral Agent will have no obligation to any First Priority Claimholder or Second Priority Claimholder to ensure that any Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5(d). The duties or responsibilities of the Second Priority Collateral Agent under this Section 5.5(d) will be limited solely to possessing or controlling the Pledged Collateral as bailee and/or agent for perfection in accordance with this Section 5.5(d) and delivering the Pledged Collateral upon the Discharge of Second Priority Obligations first to the First Priority Collateral Agent and second, to the Company only to the extent no First Priority Obligations, Excess First Priority Obligations, Second Priority Obligations or Excess Second Priority Obligations remain outstanding.

(e) To the extent that any Collateral (or proceeds thereof) comes into the possession or under the control of the Second Priority Collateral Agent or any other Second Priority Claimholder at any time prior to the Discharge of First Priority Obligations, such Collateral (and proceeds thereof) (whether arising out of the action taken to enforce, collect or realize upon any Collateral or otherwise) shall be promptly delivered to the First Priority Collateral Agent without recourse and without any representation or warranty of any kind whatsoever, together with any necessary endorsements. Until such time as such Collateral (or proceeds thereof) shall have been so delivered to the First Priority Collateral Agent, the Second Priority Collateral Agent or other Second Priority Claimholder shall hold same as agent and bailee for the First Priority Collateral Agent and any assignee solely for the purpose of perfecting the security interest (improving the priority thereof) granted in such Collateral pursuant to the First Priority Loan Documents.

5.6 When Discharge of First Priority Obligations Deemed to Not Have Occurred. If, at any time after the Discharge of First Priority Obligations has occurred, the Company thereafter enters into any Refinancing of any First Priority Loan Document evidencing a First Priority Obligation, which Refinancing is permitted by the Second Priority Documents, then such Discharge of First Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Priority Obligations), and, from and after the date on which the New First Priority Debt Notice is delivered to the Second Priority Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the First Priority Loan Document shall automatically be treated as First Priority Obligations for all purposes of this

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Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Priority Collateral Agent under such First Priority Loan Documents shall be the First Priority Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New First Priority Debt Notice”) stating that the Company has entered into a new First Priority Loan Document (which notice shall include the identity of the new first lien collateral agent, such agent, the “New Agent”), the Second Priority Collateral Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree in a writing addressed to the Second Priority Collateral Agent and the Second Priority Claimholders to be bound by the terms of this Agreement, substantially in the form attached hereto as Annex B. If the new First Priority Obligations under the new First Priority Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Priority Obligations, then the Second Priority Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Second Priority Security Documents and this Agreement.

5.7 Purchase Right.

(a) Without prejudice to the enforcement of any of the First Priority Claimholders’ remedies under the First Priority Loan Documents, this Agreement, at law or in equity or otherwise, the First Priority Claimholders agree that at any time following: (i) an acceleration of the First Priority Obligations in accordance with the terms of the First Priority Credit Agreement, (ii) a payment default in respect of principal or interest under the First Priority Credit Agreement that has not been cured or waived by the First Priority Claimholders within 60 days of the occurrence thereof or (iii) the commencement of any Insolvency or Liquidation Proceeding, the First Priority Collateral Agent, on behalf of the First Priority Claimholders, will offer the Second Priority Claimholders, including the Second Priority Noteholders, by written notice to the Second Priority Collateral Agent, the option to purchase the entire aggregate amount of outstanding First Priority Obligations (including unfunded commitments under the First Priority Credit Agreement) at the Purchase Price without warranty or representation or recourse except as provided in Section 5.7(c). The “Purchase Price” will equal the sum of: (1) the principal amount of all loans, advances or similar extensions of credit included in the First Priority Obligations (including an amount in cash equal to 105% of the undrawn amount of outstanding letters of credit), and all accrued and unpaid interest thereon through the date of purchase (but excluding any prepayment penalties or premiums), (2) the net aggregate amount then owing to First Priority Lender Counterparties under First Priority Hedging Agreements, including all amounts owing to the First Priority Lender Counterparties as a result of the termination (or early termination) thereof, and (3) all accrued and unpaid fees, expenses and other amounts owed to the First Priority Claimholders under the First Priority Loan Documents on the date of purchase to the extent not allocable to Excess First Priority Obligations.

(b) The Second Priority Claimholders opting to purchase the First Priority Obligations shall irrevocably accept such offer within twenty (20) Business Days of the receipt thereof and shall agree to consummate the purchase no later than the fortieth (40th) Business Day after the receipt of such offer, subject to any required approval of any court or other Governmental Authority then in effect, if any. Such sale shall be pursuant to documentation mutually acceptable to each of the First Priority Collateral Agent and the purchasing Second Priority Claimholders, without the prior written consent of the Company or any other Grantor. If the Second Priority Claimholders reject such offer (or do not so irrevocably accept such offer within the required timeframe above), the First Priority Claimholders shall have no further obligations pursuant to this Section 5.7 and may take any further actions in their sole discretion in accordance with the First Priority Loan Documents and this Agreement. Each First Priority Claimholder will retain all rights to

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indemnification provided in the relevant First Priority Loan Documents for all claims and other amounts relating to periods prior to the purchase of the First Priority Obligations pursuant to this Section 5.7. The Purchase Price shall be remitted by wire transfer in federal funds to such bank account of the First Priority Collateral Agent for the ratable account of the First Priority Collateral Agent and the First Priority Claimholders in New York, New York, as the First Priority Collateral Agent may designate in writing to the purchasing Second Priority Claimholders for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Second Priority Noteholders that have exercised such option to the bank account designated by the First Priority Collateral Agent are received in such bank account prior to 1:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by such Second Priority Noteholders to the bank account designated by the First Priority Collateral Agent are received in such bank account later than 1:00 p.m., New York City time on such Business Day.

(c) The Second Priority Claimholders agree that the purchase and sale of the First Priority Obligations under this Section 5.7 will be expressly made without recourse and without representation or warranty of any kind by the First Priority Claimholders, except that the First Priority Claimholders shall severally and not jointly represent and warrant to the Second Priority Claimholders that on the date of the purchase, immediately before giving effect to such purchase:

(i) the principal of and accrued and unpaid interest on the First Priority Obligations, and the fees and expenses thereof owed to the respective First Priority Claimholders, are as stated in any assignment agreement prepared in connection with the purchase and sale of the First Priority Obligations; and

(ii) each First Priority Claimholder owns the First Priority Obligations purported to be owned by it free and clear of any Liens (other than participation interests not prohibited by the First Priority Credit Agreement, in which case the Purchase Price will be appropriately adjusted so that the Second Priority Claimholders do not pay amounts represented by participation interests).

(d) Any Excess First Priority Obligations will, after the closing of the purchase of the First Priority Obligations in accordance with this Section 5.7, remain Excess First Priority Obligations for all purposes of this Agreement.

SECTION 6. INSOLVENCY OR LIQUIDATION PROCEEDINGS.

6.1 Finance and Sale Issues.

(a) Until the Discharge of First Priority Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Priority Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), on which the First Priority Collateral Agent or any other creditor has a Lien or to permit the Company or any other Grantor to obtain financing, whether from the First Priority Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, agrees that it will raise no objection to or contest (or join with or support any third party in objecting or contesting), and each Second Priority Claimholder shall be deemed to have consented to, such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the First Priority Collateral Agent) and to the extent the Liens securing the First Priority Obligations are subordinated to or pari passu with such DIP Financing, the Second Priority Collateral Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except

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as expressly agreed by the First Priority Collateral Agent or to the extent permitted by Section 6.3); provided that (i) the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of First Priority Obligations constituting Indebtedness for borrowed money plus (x) the aggregate face amount of any letters of credit issued and not reimbursed and (y) any protective advances in an aggregate amount not to exceed $4,000,000, in each case, under the First Priority Credit Agreement does not exceed the sum of (A) the First Priority Cap Amount and (B) $15,000,000 and (ii) the Second Priority Collateral Agent and the Second Priority Claimholders retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially prejudicial to their interests. The Second Priority Collateral Agent, on behalf of itself and each other Second Priority Claimholder, agrees that it will not provide or seek (or support any other Person that is not a First Priority Claimholder seeking) to provide DIP Financing to the Company or any other Grantor secured by Liens equal or senior in priority to the Liens securing any First Priority Obligations.

(b) The Second Priority Collateral Agent on behalf of the Second Priority Claimholders agrees that it will not seek consultation rights in connection with, and it will raise no objection or oppose, a motion to Dispose of Collateral under Section 363 of the Bankruptcy Code if the requisite First Priority Claimholders have consented to such Disposition. The Second Priority Collateral Agent on behalf of the Second Priority Claimholders further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such Disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition if the requisite First Priority Claimholders have consented to such (i) retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and (ii) Disposition of such assets, in which event the Second Priority Claimholders will be deemed to have consented to the Disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code and such motion does not impair the rights of the Second Priority Claimholders under Section 363(k) of the Bankruptcy Code; provided that (i) the First Priority Cap Amount shall be reduced by an amount equal to the net cash proceeds of such sale or other disposition which are used to pay the principal or face amount of the First Priority Obligations and (ii) any proceeds in excess of those necessary for the Discharge of First Priority Obligations shall be applied in accordance with this Agreement and applicable law.

6.2 Relief from the Automatic Stay. Until the Discharge of First Priority Obligations has occurred, the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, agrees that none of them shall: (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Priority Collateral Agent or (ii) oppose (or support any other Person in opposing) any request by the First Priority Collateral Agent for relief from such stay.

6.3 Adequate Protection.

(a) The Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, agrees that none of them shall contest (or support any other Person contesting):

(i) any request by the First Priority Collateral Agent or the First Priority Claimholders for adequate protection under any Bankruptcy Law; or

(ii) any objection by the First Priority Collateral Agent or the First Priority Claimholders to any motion, relief, action or proceeding based on the First Priority Collateral Agent or the First Priority Claimholders claiming a lack of adequate protection.

(b) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

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(i) if the First Priority Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any use of Cash Collateral or DIP Financing, then the Second Priority Collateral Agent, on behalf of itself or any of the Second Priority Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Priority Obligations and such use of Cash Collateral or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to the First Priority Obligations under this Agreement; and

(ii) the Second Priority Collateral Agent and the Second Priority Claimholders shall only be permitted to seek adequate protection with respect to their respective rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral; provided that as adequate protection for the First Priority Obligations, the First Priority Collateral Agent, on behalf of the First Priority Claimholders, is also granted a senior Lien on such additional collateral; (B) replacement Liens on the Collateral; provided that as adequate protection for the First Priority Obligations, the First Priority Collateral Agent, on behalf of the First Priority Claimholders, is also granted senior replacement Liens on the Collateral; and (C) an administrative expense claim; provided that as adequate protection for the First Priority Obligations, the First Priority Collateral Agent, on behalf of the First Priority Claimholders, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Second Priority Collateral Agent and the Second Priority Claimholders. If any Second Priority Claimholder receives post-petition interest and/or adequate protection payments in an Insolvency or Liquidation Proceeding (“Second Priority Adequate Protection Payments”), and the First Priority Claimholders do not receive payment in full in cash of all First Priority Obligations (subject, in the case of principal outstanding under the First Priority Credit Agreement and the other First Priority Loan Documents and face amounts of letters of credit, to the First Priority Cap Amount) upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then, each Second Priority Claimholders shall pay over to the First Priority Claimholders an amount (the “Pay-Over Amount”) equal to the lesser of (i) the Second Priority Adequate Protection Payments received by such Second Priority Claimholders and (ii) the amount of the short-fall (the “Short Fall”) in payment in full of the First Priority Loan Obligations (subject, in the case of principal outstanding under the First Priority Credit Agreement and the other First Priority Loan Documents and face amounts of letters of credit, to the First Priority Cap Amount); provided that to the extent any portion of the Short Fall represents payments received by the First Priority Claimholders in the form of promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, the First Priority Claimholders shall, upon receipt of the Pay-Over Amount, transfer those promissory notes, equity or other property, pro rata, equal in value to the cash paid in respect of the Pay-Over Amount to the applicable Second Priority Claimholders in exchange for the Pay-Over Amount. Notwithstanding anything herein to the contrary, the First Priority Claimholders shall not be deemed to have consented to, and expressly retain their rights to object to, the grant of adequate protection in the form of cash payments to the Second Priority Claimholders made pursuant to this Section 6.3(b).

(c) The Second Priority Collateral Agent, for itself and on behalf of the other Second Priority Claimholders, agrees that notice of a hearing to approve DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to the Second Priority Collateral Agent at least five (5) Business Days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to the Second Priority Collateral Agent at least fifteen (15) days in advance of such hearing.

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6.4 No Waiver. Subject to Sections 3.1(a), 3.1(c), 3.1(d) and 6.7(b), nothing contained herein shall prohibit or in any way limit the First Priority Collateral Agent or any First Priority Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Priority Collateral Agent or any of the Second Priority Claimholders, including the seeking by the Second Priority Collateral Agent or any Second Priority Claimholders of adequate protection (other than adequate protection permitted hereunder) or the asserting by the Second Priority Collateral Agent or any Second Priority Claimholders of any of its rights and remedies under the Second Priority Documents or otherwise.

6.5 Avoidance Issues. If any First Priority Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of First Priority Obligations (a “Recovery”), then such First Priority Claimholders shall be entitled to a reinstatement of First Priority Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of First Priority Obligations shall be deemed not the have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization, arrangement, compromise or liquidation or similar dispositive restructuring plan, both on account of First Priority Obligations and on account of Second Priority Obligations, then, to the extent the debt obligations distributed on account of the First Priority Obligations and on account of the Second Priority Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.7 Post-Petition Interest.

(a) Neither the Second Priority Collateral Agent nor any Second Priority Claimholder shall oppose or seek to challenge any claim by the First Priority Collateral Agent or any First Priority Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Priority Obligations consisting of Post-Petition Interest to the extent of the value of any First Priority Claimholder’s Lien, without regard to the existence of the Lien of the Second Priority Collateral Agent on behalf of the Second Priority Claimholders on the Collateral.

(b) Neither the First Priority Collateral Agent nor any other First Priority Claimholder shall oppose or seek to challenge any claim by the Second Priority Collateral Agent or any Second Priority Claimholder for allowance in any Insolvency or Liquidation Proceeding of Second Priority Obligations consisting of Post-Petition Interest to the extent of the value of the Priority of the Second Priority Collateral Agent on behalf of the Second Priority Claimholders on the Collateral (after taking into account the value of the First Priority Obligations).

6.8 Waiver. The Second Priority Collateral Agent, for itself and on behalf of the Second Priority Claimholders, waives any claim it may hereafter have against any First Priority Claimholder arising out of the election of any First Priority Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement.

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6.9 Separate Grants of Security and Separate Classification. The Second Priority Collateral Agent, for itself and on behalf of the Second Priority Claimholders, and the First Priority Collateral Agent for itself and on behalf of the First Priority Claimholders, acknowledges and agrees that:

(a) the grants of Liens pursuant to the First Priority Security Documents and the Second Priority Security Documents constitute two separate and distinct grants of Liens; and

(b) because of, among other things, their differing rights in the Collateral, the Second Priority Obligations are fundamentally different from the First Priority Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Priority Claimholders and the Second Priority Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees (and by the acceptance of the benefits hereof, each of the First Priority Claimholders and Second Priority Claimholders acknowledges and agrees) that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Claimholders), the First Priority Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the First Priority Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Second Priority Claimholders with respect to the Collateral, with the Second Priority Collateral Agent, for itself and on behalf of the Second Priority Claimholders, hereby acknowledging and agreeing to turn over to the First Priority Collateral Agent, for itself and on behalf of the First Priority Claimholders, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Claimholders.

6.10 Effectiveness in Insolvency Proceedings. The parties acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in any Insolvency or Liquidation Proceeding.

6.11 No Surcharge of Collateral. None of the Second Priority Collateral Agent or any other Second Priority Claimholder shall, in an Insolvency or Liquidation Proceeding or otherwise, assert or enforce, at any time when the Discharge of First Priority Obligations has not occurred, any claim under Section 506(c) of the Bankruptcy Code (and otherwise) for costs or expenses of preserving or disposing of any Collateral.

6.12 Right to Credit Bid. None of the Second Priority Collateral Agent or any other Second Priority Claimholder shall object to, contest or oppose (or support any other Person in objecting to, contesting or opposing) in any manner the exercise by the First Priority Collateral Agent or any of the First Priority Claimholders of the right to “credit bid” pursuant to Section 363(k) of the Bankruptcy Code or other applicable law in respect of the Collateral. None of the First Priority Collateral Agent or any other First Priority Claimholder shall object to, contest or oppose (or support any other Person in objecting to, contesting or opposing) in any manner the exercise by the Second Priority Collateral Agent or any other

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Second Priority Claimholder of the right to “credit bid” pursuant to Section 363(k) of the Bankruptcy Code or other applicable law in respect of the Collateral, so long as such bid provides for the Discharge of First Priority Obligations.

6.13 Plan Treatment. None of the Second Priority Collateral Agent or any other Second Priority Claimholder shall seek (or cause or support any other Person to seek) the filing or confirmation of any plan of reorganization or liquidation or similar dispositive plan that does not expressly provide for the Discharge of First Priority Obligations on the plan’s effective date.

SECTION 7. RELIANCE; WAIVERS; ETC.

7.1 Reliance. Other than any reliance on the terms of this Agreement, the First Priority Collateral Agent, on behalf of itself and the First Priority Claimholders, acknowledges that it and such First Priority Claimholders have, independently and without reliance on the Second Priority Collateral Agent or any Second Priority Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the First Priority Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Priority Loan Documents or this Agreement. The Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, acknowledges that it and the Second Priority Claimholders have, independently and without reliance on the First Priority Collateral Agent or any First Priority Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Priority Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Priority Documents or this Agreement; provided that nothing in this Section 7.1 shall impose any duty on the Second Priority Collateral Agent or the Second Priority Notes Trustee to make any credit decisions (and neither the Second Priority Collateral Agent nor the Second Priority Notes Trustee has made any credit decisions) on behalf of any Second Priority Claimholder.

7.2 No Warranties or Liability. The First Priority Collateral Agent, on behalf of itself and the First Priority Claimholders, acknowledges and agrees that each of the Second Priority Collateral Agent and the Second Priority Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Priority Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Priority Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Priority Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Except as otherwise provided herein, the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, acknowledges and agrees that each of the First Priority Collateral Agent and the First Priority Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Priority Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Priority Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the First Priority Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Priority Collateral Agent and the Second Priority Claimholders shall have no duty to the First Priority Collateral Agent or any of the First Priority Claimholders, and the First Priority Collateral Agent and the First Priority Claimholders shall have no duty to the Second Priority Collateral Agent or any of the Second Priority Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the First Priority

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Loan Documents and the Second Priority Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3 No Waiver of Lien Priorities.

(a) No right of the First Priority Claimholders, the First Priority Collateral Agent or any of them to enforce any provision of this Agreement or any First Priority Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Priority Claimholder or the First Priority Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Priority Loan Documents or any of the Second Priority Documents, regardless of any knowledge thereof which the First Priority Collateral Agent or the First Priority Claimholders, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Priority Loan Documents and subject to the provisions of Section 5.3(a)), the First Priority Claimholders, the First Priority Collateral Agent and any of them may, at any time and from time to time in accordance with the First Priority Loan Documents and/or applicable law, without the consent of, or notice to, the Second Priority Collateral Agent or any Second Priority Claimholders, without incurring any liabilities to the Second Priority Collateral Agent or any Second Priority Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Priority Collateral Agent or any Second Priority Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

(i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Priority Obligations or any Lien on any First Priority Collateral or guarantee thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Priority Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Priority Collateral Agent or any of the First Priority Claimholders, the First Priority Obligations or any of the First Priority Loan Documents; provided that any such increase in the First Priority Obligations shall not increase the sum of the Indebtedness for borrowed money constituting principal under the First Priority Credit Agreement and the face amount of any letters of credit issued under the First Priority Credit Agreement and not reimbursed to an amount in excess of the First Priority Cap Amount;

(ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Priority Collateral or any liability of the Company or any other Grantor to the First Priority Claimholders or the First Priority Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iii) settle or compromise any First Priority Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Priority Obligations) in any manner or order; and

(iv) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Priority Collateral and any

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security and any guarantor or any liability of the Company or any other Grantor to the First Priority Claimholders or any liability incurred directly or indirectly in respect thereof.

(c) Except as otherwise expressly provided herein, the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, also agrees that the First Priority Claimholders and the First Priority Collateral Agent shall have no liability to the Second Priority Collateral Agent or any Second Priority Claimholders, and the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, hereby waives any claim against any First Priority Claimholder or the First Priority Collateral Agent, arising out of any and all actions which the First Priority Claimholders or the First Priority Collateral Agent may take or permit or omit to take with respect to:

(i) the First Priority Loan Documents (other than this Agreement);

(ii) the collection of the First Priority Obligations;

(iii) the foreclosure upon, or sale, liquidation or other disposition of, any First Priority Collateral. The Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, agrees that the First Priority Claimholders and the First Priority Collateral Agent have no duty to them in respect of the maintenance or preservation of the First Priority Collateral, the First Priority Obligations or otherwise; or

(iv) any election by a First Priority Claimholder in any proceeding under the Bankruptcy Code of the application of Section 1111(b) thereof.

(d) Until the Discharge of First Priority Obligations, the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Priority Collateral Agent and the First Priority Claimholders and the Second Priority Collateral Agent and the Second Priority Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Priority Loan Documents or any Second Priority Documents;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Obligations or Second Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof or interest rate thereon, whether by course of conduct or otherwise, of the terms of any First Priority Loan Document or any Second Priority Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange or impairment of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Obligations or Second Priority Obligations or any guarantee thereof;

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(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Priority Collateral Agent, the First Priority Obligations, any First Priority Claimholder, the Second Priority Collateral Agent, the Second Priority Obligations or any Second Priority Claimholder in respect of this Agreement.

SECTION 8. MISCELLANEOUS.

8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Priority Loan Documents or the Second Priority Documents, the provisions of this Agreement shall govern and control.

8.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Priority Claimholders may continue, at any time and without notice to the Second Priority Collateral Agent or any Second Priority Claimholder subject to the Second Priority Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First Priority Obligations in reliance hereof. The Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver, trustee or similar Person for the Company or such Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. Subject to the immediately succeeding sentence, this Agreement shall terminate and be of no further force and effect:

(a) with respect to the First Priority Collateral Agent, the First Priority Claimholders and the First Priority Obligations, the date of Discharge of First Priority Obligations, subject to the rights of the First Priority Claimholders under Section 6.5; and

(b) with respect to the Second Priority Collateral Agent, the Second Priority Claimholders and the Second Priority Obligations, upon the later of (1) the date upon which the obligations under the Second Priority Notes Indenture terminate if there are no other Second Priority Obligations outstanding on such date and (2) if there are other Second Priority Obligations outstanding on such date, the date upon which such Second Priority Obligations terminate.

Notwithstanding the foregoing or anything else in this Agreement to the contrary, to the extent that the Discharge of First Priority Obligations has occurred (subject to the rights of the First Priority Claimholders under Section 6.5) and no Second Priority Obligations remain outstanding but there remains outstanding Excess First Priority Obligations or Excess Second Priority Obligations, (i) the provisions of this Agreement shall continue in full force and effect until such time as all Excess First Priority Obligations and all Excess Second Priority Obligations have been paid in full in cash, (ii) the Excess First Priority Obligations shall be treated for all purposes hereunder as First Priority Obligations and (iii) the Excess Second Priority Obligations shall be treated for all purposes hereunder as Second Priority Obligations.

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8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Priority Collateral Agent or the First Priority Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time; provided that (x) the First Priority Collateral Agent may, without the written consent of any other First Priority Claimholder, the Second Priority Collateral Agent or any other Second Priority Claimholder, agree to modifications of this Agreement for the purpose of securing additional extensions of credit (including pursuant to the First Priority Credit Agreement or any other First Priority Loan Document or any Refinancing or extension thereof) and adding new creditors as “First Priority Claimholders” hereunder, so long as such extensions (and resulting additions) do not otherwise give rise to a violation of the express terms of the First Priority Credit Agreement or any other First Priority Loan Document or the Second Priority Notes Indenture or any other Second Priority Document and (y) additional Grantors may be added as parties hereto in accordance with the provisions of Section 8.17. Notwithstanding the foregoing, the Company shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly and adversely affected.

8.4 Information Concerning Financial Condition of the Company and its Subsidiaries.

(a) The First Priority Collateral Agent and the First Priority Claimholders, on the one hand, and the Second Priority Claimholders and the Second Priority Collateral Agent, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Company and its Subsidiaries and all endorsers and/or guarantors of the First Priority Obligations or the Second Priority Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations or the Second Priority Obligations; provided that nothing in this Section 8.4 shall impose any duty on the Second Priority Collateral Agent or the Second Priority Notes Trustee to keep itself informed as to the financial condition of the Company or its Subsidiaries or any risk of non-payment beyond that which may be required by the Second Priority Notes Indenture.

(b) The First Priority Collateral Agent and the First Priority Claimholders shall have no duty to advise the Second Priority Collateral Agent or any Second Priority Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Priority Collateral Agent or any of the First Priority Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Priority Collateral Agent or any Second Priority Claimholder, it or they shall be under no obligation:

(i) to make, and the First Priority Collateral Agent and the First Priority Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(ii) to provide any additional information or to provide any such information on any subsequent occasion;

(iii) to undertake any investigation; or

(iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

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(c) The Second Priority Collateral Agent and the Second Priority Claimholders shall have no duty to advise the First Priority Notes Collateral Agent or any First Priority Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Second Priority Collateral Agent or any of the Second Priority Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the First Priority Collateral Agent or any First Priority Claimholder, it or they shall be under no obligation:

(i) to make, and the Second Priority Collateral Agent and the Second Priority Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(ii) to provide any additional information or to provide any such information on any subsequent occasion;

(iii) to undertake any investigation; or

(iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation. With respect to the value of any payments or distributions in cash, or other property that any of the Second Priority Claimholders or the Second Priority Collateral Agent pays over to the First Priority Collateral Agent or the First Priority Claimholders under the terms of this Agreement, the Second Priority Claimholders and the Second Priority Collateral Agent shall be subrogated to the rights of the First Priority Collateral Agent and the First Priority Claimholders; provided that the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Priority Obligations has occurred. The Company acknowledges and agrees that the value of any payments or distributions in cash, or other property received by the Second Priority Collateral Agent or the Second Priority Claimholders that are paid over to the First Priority Collateral Agent or the First Priority Claimholders pursuant to this Agreement shall not reduce any of the Second Priority Obligations.

8.6 Application of Payments.

(a) All payments received by the First Priority Collateral Agent or the First Priority Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the First Priority Obligations provided for in the First Priority Loan Documents. The Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders, assents to any extension or postponement of the time of payment, subject to Section 5.3(a), of the First Priority Obligations or any part thereof and, subject to the provisions of this Agreement, to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

(b) All payments received by the Second Priority Collateral Agent or the Second Priority Claimholders may be applied in accordance with this Agreement, reversed and reapplied, in whole or in part, to such part of the Second Priority Obligations provided for in the Second Priority Documents. The First Priority Collateral Agent, on behalf of itself and the First Priority Claimholders, assents to any extension or postponement of the time of payment, subject to Section 5.3(b), of the Second Priority Obligations or any part thereof and, subject to the provisions of this Agreement, to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure

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any part of the Second Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7 SUBMISSION TO JURISDICTION; WAIVERS.

(a) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LEGAL REQUIREMENTS.

(b) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 8.7(a). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY FIRST PRIORITY LOAN DOCUMENT OR SECOND PRIORITY DOCUMENT, IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN FACSIMILE OR OTHER ELECTRONIC TRANSMISSION) IN SECTION 8.8.

(d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.7(d).

8.8 Notices. All notices to the First Priority Claimholders and the Second Priority Claimholders permitted or required under this Agreement shall also be sent to the First Priority Collateral Agent and the Second Priority Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, facsimile or sent by other

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electronic transmission or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile or other electronic transmission, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9 Further Assurances. The First Priority Collateral Agent, on behalf of itself and the First Priority Claimholders under the First Priority Loan Documents, and the Second Priority Collateral Agent, on behalf of itself and the Second Priority Claimholders under the Second Priority Documents, and the Company, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Priority Collateral Agent or the Second Priority Collateral Agent may reasonably request to effectuate the terms of and the priorities contemplated by this Agreement, including reinstatement as control agent under any account control agreement. The reasonable, documented out-of-pocket expenses of the First Priority Collateral Agent and the Second Priority Collateral Agent in connection with such actions shall be for the account of the Company.

8.10 APPLICABLE LAW. THIS AGREEMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT LAW OR TORT LAW OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the First Priority Collateral Agent, the First Priority Claimholders, the Second Priority Collateral Agent, the Second Priority Claimholders and their respective successors and assigns. If either of the First Priority Collateral Agent or the Second Priority Collateral Agent resigns or is replaced pursuant to the First Priority Credit Agreement or the Second Priority Notes Indenture, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement. No provision of this Agreement will inure to the benefit of a trustee, debtor-in-possession, creditor trust or other representative of an estate or creditor of any Grantor, including where any such trustee, debtor-in-possession, creditor trust or other representative of any estate or creditor is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency or Liquidation Proceeding.

8.12 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

8.13 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.14 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.15 No Third-Party Beneficiaries; Provisions Solely to Define Relative Rights. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its

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respective successors and assigns and shall inure to the benefit of each of the First Priority Claimholders and the Second Priority Claimholders. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Priority Collateral Agent and the First Priority Claimholders on the one hand and the Second Priority Collateral Agent and the Second Priority Claimholders on the other hand. None of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Company nor any other Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Priority Obligations and the Second Priority Obligations as and when the same shall become due and payable in accordance with their terms.

8.16 No Indirect Actions. Unless otherwise expressly stated, if a party may not take an action under this Agreement, then it may not take that action indirectly, or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the party but is intended to have substantially the same effects as the prohibited action.

8.17 Grantors; Additional Grantors. It is understood and agreed that the Company and each other Grantor on the date of this Agreement shall constitute the original Grantors party hereto. The original Grantors hereby covenant and agree to cause each Subsidiary which becomes a Subsidiary Guarantor after the date hereof to promptly become a party hereto (as a Grantor) by executing and delivering a counterpart hereof to each of the First Priority Collateral Agent and Second Priority Collateral Agent or by executing and delivering an assumption agreement in form and substance reasonably satisfactory to the First Priority Collateral Agent. The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Subsidiary Guarantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if same constituted a Grantor and had complied with the requirements of the immediately preceding sentence.

8.18 Collateral Agents. It is understood and agreed that (i) Signature Bank is entering into this Agreement in its capacity as First Priority Collateral Agent and the rights, powers, privileges and protections afforded to the “Agent” under Section 12 of the First Priority Credit Agreement shall also apply to Signature Bank as First Priority Collateral Agent hereunder, (ii) Wilmington Trust, National Association is entering in this Agreement in its capacity as “Notes Collateral Agent” under the Second Priority Notes Security Agreement and the other Second Priority Documents and the rights, powers, privileges, protections, immunities and benefits afforded to the “Notes Collateral Agent” under the Second Priority Documents shall also apply to Wilmington Trust, National Association, as the Second Priority Collateral Agent hereunder, and (iii) the Second Priority Noteholders have expressly authorized and instructed the Second Priority Collateral Agent to execute and deliver this Agreement. In addition, but not in substitution of the foregoing and except as expressly provided in this Agreement, (x) the Second Priority Collateral Agent shall not be subject to any fiduciary, trust or other implied duties to the First Priority Collateral Agent or the other First Priority Claimholders by reason of this Agreement and (y) the First Priority Collateral Agent shall not be subject to any fiduciary, trust or other implied duties to the Second Priority Collateral Agent or the other Second Priority Claimholders by reason of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

First Priority Collateral Agent

SIGNATURE BANK, as First Priority Collateral Agent

By: /s/ Christopher Hill

Name: Christopher Hill

Title: Vice President

Address for Notices:

1400 Broadway, 7th Floor

New York, NY 10018

Attention: Christopher Hill

Email: chill@signatureny.com

[Signature Page of Intercreditor Agreement]

Second Priority Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Collateral Agent

By: /s/ Karen Ferry

Name: Karen Ferry

Title: Vice President

Address for Notices:

1100 North Market Street

Wilmington, Delaware 19890

Attn: StoneMor Inc. Administrator

Email: kferry@wilmingtontrust.com

[Signature Page of Intercreditor Agreement]

The undersigned hereby acknowledges and agrees to the terms of this Intercreditor Agreement and confirms to the First Priority Collateral Agent and Second Priority Collateral Agent that amounts heretofore and hereafter borrowed by the undersigned pursuant to the First Lien Credit Agreement constitute “Permitted Debt” under clause (xiii) and/or (xiv) of the definition thereof under (and as defined in) the Second Priority Notes Indenture (as in effect on the date hereof):

STONEMOR INC. By: /s/ Joseph M. Redling Name: Joseph M. Redling Title: Chief Executive Officer, President	Notice Address: StoneMor Inc. 3331 Street Road, Suite 200 Bensalem, PA 19020 Attention: Jeffrey DiGiovanni

[Signature Page of Intercreditor Agreement]

ALLEGHANY MEMORIAL PARK LLC

ALTAVISTA MEMORIAL PARK LLC

ARLINGTON DEVELOPMENT COMPANY

AUGUSTA MEMORIAL PARK PERPETUAL CARE COMPANY

BIRCHLAWN BURIAL PARK LLC

BRONSWOOD CEMETERY, INC.

CEDAR HILL FUNERAL HOME, INC.

CEMETERY INVESTMENTS LLC

CEMETERY MANAGEMENT SERVICES OF OHIO, L.L.C.

CEMETERY MANAGEMENT SERVICES, L.L.C.

CHAPEL HILL ASSOCIATES, INC.

CHAPEL HILL FUNERAL HOME, INC.

CMS WEST LLC

CMS WEST SUBSIDIARY LLC

COLUMBIA MEMORIAL PARK LLC

CORNERSTONE FAMILY INSURANCE SERVICES, INC.

CORNERSTONE FAMILY SERVICES OF NEW JERSEY, INC.

CORNERSTONE FAMILY SERVICES OF WEST VIRGINIA LLC

CORNERSTONE FAMILY SERVICES OF WEST VIRGINIA SUBSIDIARY, INC.

CORNERSTONE FUNERAL AND CREMATION SERVICES LLC

CORNERSTONE TRUST MANAGEMENT SERVICES LLC

COVENANT ACQUISITION LLC

COVINGTON MEMORIAL FUNERAL HOME, INC.

COVINGTON MEMORIAL GARDENS, INC.

ELOISE B. KYPER FUNERAL HOME, INC.

FOREST LAWN GARDENS, INC.

FOREST LAWN MEMORIAL CHAPEL, INC.

FOREST LAWN MEMORY GARDENS, INC.

GLEN HAVEN MEMORIAL PARK LLC

HENLOPEN MEMORIAL PARK LLC

HENLOPEN MEMORIAL PARK SUBSIDIARY LLC

HENRY MEMORIAL PARK LLC

JUNIATA MEMORIAL PARK LLC

KIRIS LLC

KIRIS SUBSIDIARY, INC.

KIRK & NICE SUBURBAN CHAPEL, INC.

KIRK & NICE, INC.

LAKEWOOD MEMORY GARDENS SOUTH LLC

By: /s/ Joseph M. Redling

Name: Joseph M. Redling

Title: Chief Executive Officer, President

Notice Address: StoneMor Inc. 3331 Street Road, Suite 200 Bensalem, PA 19020 Attention: Jeffrey DiGiovanni

[Signature Page of Intercreditor Agreement]

LAKEWOOD MEMORY GARDENS SOUTH SUBSIDIARY, INC.

LAKEWOOD/HAMILTON CEMETERY LLC LAKEWOOD/HAMILTON CEMETERY SUBSIDIARY, INC.

LAUREL HILL MEMORIAL PARK LLC

LAURELWOOD HOLDING COMPANY

LEGACY ESTATES, INC.

LOEWEN [VIRGINIA] LLC

LORRAINE PARK CEMETERY LLC

MODERN PARK DEVELOPMENT LLC

OAK HILL CEMETERY LLC

OSIRIS HOLDING FINANCE COMPANY

OSIRIS HOLDING OF MARYLAND LLC

OSIRIS HOLDING OF PENNSYLVANIA LLC

OSIRIS HOLDING OF RHODE ISLAND LLC

OSIRIS HOLDING OF RHODE ISLAND SUBSIDIARY, INC.

OSIRIS MANAGEMENT, INC.

PERPETUAL GARDENS.COM, INC.

PLYMOUTH WAREHOUSE FACILITIES LLC

PRINCE GEORGE CEMETERY CORPORATION

PVD ACQUISITIONS LLC

ROCKBRIDGE MEMORIAL GARDENS LLC

ROLLING GREEN MEMORIAL PARK LLC

ROSE LAWN CEMETERIES LLC

ROSELAWN DEVELOPMENT LLC

RUSSELL MEMORIAL CEMETERY LLC

SHENANDOAH MEMORIAL PARK LLC

SOUTHERN MEMORIAL SALES LLC

SPRINGHILL MEMORY GARDENS LLC

STAR CITY MEMORIAL SALES LLC

STEPHEN R. HAKY FUNERAL HOME, INC.

STITHAM LLC

STONEMOR ALABAMA LLC

STONEMOR ALABAMA SUBSIDIARY, INC.

STONEMOR CEMETERY PRODUCTS LLC

STONEMOR COLORADO LLC

STONEMOR COLORADO SUBSIDIARY LLC

STONEMOR FLORIDA LLC

STONEMOR FLORIDA SUBSIDIARY LLC

STONEMOR GEORGIA LLC

STONEMOR GEORGIA SUBSIDIARY, INC.

STONEMOR HOLDING OF PENNSYLVANIA LLC

By: /s/ Joseph M. Redling

Name: Joseph M. Redling

Title: Chief Executive Officer, President

[Signature Page of Intercreditor Agreement]

STONEMOR ILLINOIS LLC

STONEMOR ILLINOIS SUBSIDIARY LLC

STONEMOR INDIANA LLC

STONEMOR INDIANA SUBSIDIARY LLC

STONEMOR IOWA LLC

STONEMOR IOWA SUBSIDIARY LLC

STONEMOR KANSAS LLC

STONEMOR KANSAS SUBSIDIARY LLC

STONEMOR KENTUCKY LLC

STONEMOR KENTUCKY SUBSIDIARY LLC

STONEMOR MICHIGAN LLC

STONEMOR MICHIGAN SUBSIDIARY LLC

STONEMOR MISSISSIPPI LLC

STONEMOR MISSISSIPPI SUBSIDIARY LLC

STONEMOR MISSOURI LLC

STONEMOR MISSOURI SUBSIDIARY LLC

STONEMOR NORTH CAROLINA FUNERAL SERVICES, INC.

STONEMOR NORTH CAROLINA LLC

STONEMOR NORTH CAROLINA SUBSIDIARY LLC

STONEMOR OHIO LLC

STONEMOR OHIO SUBSIDIARY, INC.

STONEMOR OPERATING LLC

STONEMOR PENNSYLVANIA LLC

STONEMOR PENNSYLVANIA SUBSIDIARY LLC

STONEMOR PUERTO RICO CEMETERY AND FUNERAL, INC.

STONEMOR PUERTO RICO LLC

STONEMOR PUERTO RICO SUBSIDIARY LLC

STONEMOR SOUTH CAROLINA LLC

STONEMOR SOUTH CAROLINA SUBSIDIARY LLC

STONEMOR TENNESSEE SUBSIDIARY, INC.

STONEMOR WISCONSIN LLC

STONEMOR WISCONSIN SUBSIDIARY LLC

SUNSET MEMORIAL GARDENS LLC

SUNSET MEMORIAL PARK LLC

TEMPLE HILL LLC

THE VALHALLA CEMETERY COMPANY LLC

THE VALHALLA CEMETERY SUBSIDIARY CORPORATION

TIOGA COUNTY MEMORIAL GARDENS LLC

VIRGINIA MEMORIAL SERVICE LLC

WICOMICO MEMORIAL PARKS LLC

WNCI LLC

WOODLAWN MEMORIAL PARK SUBSIDIARY LLC

By: /s/ Joseph M. Redling

Name: Joseph M. Redling

Title: Chief Executive Officer, President

[Signature Page of Intercreditor Agreement]

STONEMOR LP HOLDINGS, LLC

By StoneMor Inc., its sole member

By: /s/ Joseph M. Redling

Name: Joseph M. Redling

Title: Chief Executive Officer, President

STONEMOR PARTNERS L.P.

By StoneMor Inc., its general partner

By: /s/ Joseph M. Redling

Name: Joseph M. Redling

Title: Chief Executive Officer, President

[Signature Page of Intercreditor Agreement]

ANNEX A

FORM OF SUPPLEMENT TO INTERCREDITOR AGREEMENT

This SUPPLEMENT TO THE INTERCREDITOR AGREEMENT (this “Supplement”) is made on [________], 20[__] among: (i) STONEMOR INC. (the “Company”), (ii) [_______] (each a “Grantor” and collectively with the Company, the “Grantors”) and (iii) [_______] (the “Other Second Priority Obligations Agent”).

Reference is hereby made to that certain Intercreditor Agreement, dated as of August 26, 2022 (as amended, the “Intercreditor Agreement”), among the Company, the other Grantors, Wilmington Trust, National Association, as collateral agent for the benefit of the holders of Second Priority Obligations (in such capacity, including any successor thereto in such capacity, the “Second Priority Collateral Agent”) and Signature Bank, as collateral agent for the benefit of the holders of First Priority Obligations (in such capacity, including any successor thereto in such capacity, the “First Priority Collateral Agent”).

W I T N E S S E T H

WHEREAS, the Company and the other Grantors have entered into the Other Second Priority Documents and it is a condition under the terms of the Intercreditor Agreement to the incurrence of New Indebtedness identified below that this Supplement be executed and delivered to the First Priority Collateral Agent and the Second Priority Collateral Agent;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Intercreditor Agreement. As used in this Supplement, the following terms shall have the following definitions:

“Borrowing Date” means the date on which the Other Second Priority Documents are effective.

“Holders” means the lenders or holders providing Other Second Priority Obligations.

“New Indebtedness” means any principal and interest payable to the Holders under the Other Second Priority Documents and any other obligations arising under Other Second Priority Documents.

“Other Second Priority Obligations Agent” means [ ], as agent on behalf of the Holders providing Other Second Priority Obligations.

“Other Second Priority Documents” means the [ ], dated as of [ ] and [list other documents executed and delivered in connection therewith].

SECTION 2. Supplement. This Supplement is supplemental to the Intercreditor Agreement and is the supplement to be delivered pursuant to Section 2.5 of the Intercreditor Agreement in connection with the New Indebtedness. The Other Second Priority Obligations Agent hereby agrees to the terms of the Intercreditor Agreement as if it were a party thereto.

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SECTION 3. Other Second Priority Obligations. The Company hereby confirms that the Other Second Priority Obligations Agent, the First Priority Collateral Agent and the other First Priority Claimholders and the Second Priority Collateral Agent and the other Second Priority Claimholders may conclusively rely on the representations set forth in the Officer’s Certificate attached hereto as Exhibit A certifying that the New Indebtedness(a) complies with the requirements of the definition of “Other Second Priority Obligations” under the Intercreditor Agreement and (b) does not exceed the Maximum Other Second Priority Obligations Amount. Each of the Company and the other Grantors hereby confirm that attached hereto as Exhibit B is a true, correct and complete copy of the Accession Agreement which was executed and delivered in connection with the New Indebtedness.

SECTION 4. Effectiveness; Ratification. This Supplement shall become effective upon the later of (a) the receipt of this Supplement by the First Priority Collateral Agent and the Second Priority Collateral Agent and (b) the Borrowing Date, and from and after the date hereof, the Other Second Priority Obligations Agent and the Holders shall constitute “Additional Secured Parties” and “Second Priority Claimholders” under the Intercreditor Agreement.

Any and all references to the “Intercreditor Agreement” in the First Priority Loan Documents and the Second Priority Loan Documents shall mean the Intercreditor Agreement, as supplemented hereby. Except as supplemented by this Supplement, the Intercreditor Agreement remains unmodified and in full force and effect and is hereby ratified, approved and confirmed as of the date hereof.

SECTION 5. Appointment of Collateral Agent. The Other Second Priority Obligations Agent, by its execution and delivery hereof (on behalf of itself and the Holders), authorizes and appoints Wilmington Trust, National Association, as the Second Priority Collateral Agent, and directs the Second Priority Collateral Agent to act on its behalf (and on behalf of the Holders) under the Intercreditor Agreement. In acting hereunder, the Second Priority Collateral Agent shall have all of the rights, benefits and immunities given to it under the Second Priority Notes Indenture and the Security Documents, all of which are incorporated by reference herein.

The Second Priority Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by the Second Priority Notes Indenture, the Second Priority Security Documents or the Intercreditor Agreement at the request or direction of any Second Priority Noteholder or Holder, unless such requesting or directing party shall have offered to the Second Priority Collateral Agent security or indemnity satisfactory to the Second Priority Collateral Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; and no provision of the Intercreditor Agreement or any Second Priority Security Document shall require the Second Priority Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. SECTION 6. Governing Law. This Supplement shall in all respects be governed by the law of the State of New York.

SECTION 7. Third-Party Beneficiary. The Second Priority Noteholders and the other Second Priority Claimholders and the First Priority Claimholders are intended third-party beneficiaries of this Supplement.

SECTION 8. Disclaimer. Neither the First Priority Collateral Agent nor the Second Priority Collateral Agent shall be responsible for the validity or sufficiency of this Supplement or of the recitals hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Supplement as of the date first written above.

STONEMOR INC., as Company

By:

Name:

Title:

[ ], as Grantor

By:

Name:

Title:

[ ], as Other Second Priority Obligations Agent

By:

Name:

Title:

Acknowledged and Agreed:

FIRST PRIORITY COLLATERAL AGENT:

SIGNATURE BANK,

as First Priority Collateral Agent

By:

Name:

Title:

Date:

SECOND PRIORITY COLLATERAL AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Second Priority Collateral Agent

By:

Name:

Title:

Date:

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ANNEX B

FORM OF ACKNOWLEDGMENT REGARDING

REFINANCING INDEBTEDNESS AND NEW AGENT

This ACKNOWLEDGMENT REGARDING REFINANCING INDEBTEDNESS AND NEW AGENT (this “Acknowledgment”) is made on [ ], 20[ ] by [ ], as New First Priority Collateral Agent (as defined below).

Reference is hereby made to that certain Intercreditor Agreement, dated as of [ ], 20[ ] (as amended, the “Intercreditor Agreement”), among the Company, certain of its Subsidiaries, Wilmington Trust, National Association, as collateral agent for the benefit of the holders of Second Priority Obligations (in such capacity, including any successor thereto in such capacity, the “Second Priority Collateral Agent”), and [ ], as collateral agent for the benefit of the holders of First Priority Obligations (in such capacity, including any successor thereto in such capacity, the “First Priority Collateral Agent”).

W I T N E S S E T H

WHEREAS, the Company and certain of its Subsidiaries have entered into a Refinancing of the First Priority Credit Agreement with the Holders and the New First Priority Collateral Agent and it is required under the terms of the Intercreditor Agreement that this Acknowledgment be executed and delivered (x) by the Holders to the Second Priority Collateral Agent and (y) by the New First Priority Collateral Agent to the Second Priority Collateral Agent and the Second Priority Claimholders.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Intercreditor Agreement. As used in this Acknowledgment, the following terms shall have the following definitions:

“Borrowing Date” means the date on which the New First Priority Documents are effective. “Holders” means the holders of the Refinanced Indebtedness under the New First Priority Documents.

“New First Priority Collateral Agent” means [ ], as new First Priority Collateral Agent on behalf of the Holders providing new First Priority Obligations.

“New First Priority Documents” means the [ ], dated as of [ ] and [list other documents executed and delivered in connection therewith].

“Refinanced Indebtedness” means any principal and interest payable to the Holders under the New First Priority Documents and any other obligations arising under the new First Priority Documents.

SECTION 2. Acknowledgment. This Acknowledgment is delivered pursuant to Sections 5.3 and 5.6 of the Intercreditor Agreement in connection with the Refinanced Indebtedness. The New First Priority Collateral Agent hereby agrees to be bound by the terms of the Intercreditor Agreement as “First Priority Collateral Agent.” The New First Priority Collateral Agent, pursuant to the authority granted to it under the New First Priority Documents, hereby binds each Holder to the terms of the Intercreditor Agreement as if each were a party thereto.

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SECTION 4. Effectiveness; Ratification. This Acknowledgment shall become effective upon the later of (a) the receipt of this Acknowledgment by the Second Priority Collateral Agent and the Second Priority Claimholders and (b) the Borrowing Date, and from and after the date hereof, the New First Priority Obligations Agent and the Holders shall constitute “First Priority Claimholders” under the Intercreditor Agreement.

Any and all references to the “Intercreditor Agreement” in the First Priority Loan Documents and the Second Priority Loan Documents shall mean the Intercreditor Agreement, as modified by this Acknowledgment hereby. Except as modified by this Acknowledgment, the Intercreditor Agreement remains unmodified and in full force and effect and is hereby ratified, approved and confirmed as of the date hereof.

SECTION 6. Governing Law. This Supplement shall in all respects be governed by the law of the State of New York.

SECTION 7. Third-Party Beneficiary. The Second Priority Noteholders and the other Second Priority Claimholders are intended third-party beneficiaries of this Acknowledgment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment as of the date first written above.

NEW FIRST PRIORITY COLLATERAL AGENT:

[ ],

as First Priority Collateral Agent

By:

Name:

Title:

Date:

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